UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 002-13017
File No. 811-00750

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		/X/

Pre-Effective Amendment No.		/ /
Post-Effective Amendment No.	148	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		/X/

Amendment No.	148

(Check appropriate box or boxes)

DELAWARE GROUP EQUITY FUNDS II
(Exact Name of Registrant as Specified in Charter)

2005 Market Street, Philadelphia, Pennsylvania		19103-7094
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code:		(800) 523-1918

David F. Connor, Esq., 2005 Market Street, Philadelphia, PA 19103-7094
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:		As soon as possible after effectiveness.

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/ /	on (date) pursuant to paragraph (b)
/X/	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant is filing this Amendment for the purpose of adding a new T class of shares to the Registrant’s Delaware Value Fund.

--- C O N T E N T S ---

This Post-Effective Amendment No. 148 to Registration File No. 002-13017 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B - Statement of Additional Information
5.	Part C - Other Information
6.	Signatures
7.	Exhibits

Prospectus

U.S. equity mutual fund

Delaware Value® Fund

March [__], 2017

Nasdaq ticker symbols
Class A	DDVAX
Class C	DDVCX
Class T	[_____]
Class R	DDVRX
Institutional Class	DDVIX
Class R6	DDZRX

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawareinvestments.com/edelivery.

Fund summary

Delaware Value® Fund

What is the Fund’s investment objective?

Delaware Value® Fund seeks long-term capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Investments® Funds. More information about these and other discounts is available from your financial intermediary, in the Fund’s prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		T	R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none		2.50%	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C	T		R	Inst.	R6
Management fees	0.52%		0.52%	0.52%		0.52%	0.52%	0.52%
Distribution and service (12b-1) fees	0.25%	[2]	1.00%	0.25%		0.50%	none	none
Other expenses	%		%	%	[4]	%	%	%	[3]
Total annual fund operating expenses	%		%	%		%	%	%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]

The Fund’s Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to May 2, 1994, and 0.25% on all shares acquired on or after May 2, 1994. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board of Trustees.

[3]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of the prospectus entitled “Choosing a share class.”

[4]	“Other expenses” for Class T are estimated for the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	T	R	Inst.	R6
1 year	$	$	$	$	$	$	$
3 years	$	$	$	$	$	$	$
5 years	$	$	$	$	$	$	$
10 years	$	$	$	$	$	$	$

1

Fund summary

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was __% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of large-capitalization companies (the 80% policy). The Fund invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Fund currently defines large-capitalization stocks as those with market capitalizations of $5 billion or greater at the time of purchase. Typically, the Manager seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the earnings and cash flow potential or the asset value of the respective issuers. The Manager also considers a company’s plans for future operations on a selective basis. The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Neither the Manager nor its affiliates referred to in this document are authorized deposit-taking institutions for the purposes of the Bank Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by U.S. laws and regulations. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Issuer concentration risk — The portfolio generally holds a limited number of securities depending on our assessment of the investment opportunities available. This allows us to focus on the potential of those particular issuers, but it also means that the Fund may be more volatile than those fund that hold a greater number of securities.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a portfolio has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly affect fund performance.

How has Delaware Value® Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawareinvestments.com/performance.

2

Year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 14.29% for the quarter ended Dec. 31, 2011, and its lowest quarterly return was -13.73% for the quarter ended Dec. 31, 2008. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Class T shares had not commenced operations as of the date of this Prospectus and are therefore not included below.

Average annual total returns for periods ended December 31, 2016

	1 year	5 years	10 years
Class A return before taxes	%	%	%
Class A return after taxes on distributions	%	%	%
Class A return after taxes on distributions and sale of Fund shares	%	%	%
Class C return before taxes	%	%	%
Class R return before taxes	%	%	%
Institutional Class return before taxes	%	%	%
Class R6 return before taxes	%	%	%
Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)%		%	%

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of the Russell Investment Group.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Delaware Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
D. Tysen Nutt Jr.	Senior Vice President, Senior Portfolio Manager, Team Leader	July 2004
Robert A. Vogel Jr., CFA	Vice President, Senior Portfolio Manager	July 2004
Nikhil G. Lalvani, CFA	Vice President, Senior Portfolio Manager	October 2006
Kristen E. Bartholdson	Vice President, Senior Portfolio Manager	December 2008

3

Fund summary

Purchase and redemption of Fund shares

Effective after the close of business on October 10, 2016, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund’s distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawareinvestments.com; by calling 800 523-1918; by regular mail (c/o Delaware Investments, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A, Class C, and Class T shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class R6, Institutional Class shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in the prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA, in which case your distributions generally will be taxed as ordinary income when withdrawn from the tax-deferred account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Fund

The Manager takes a disciplined approach to investing, combining investment strategies and risk-management techniques that it believes can help shareholders meet their goals.

Our principal investment strategies

The Manager researches individual companies and analyzes economic and market conditions, seeking to identify the securities that it believes are the best investments for the Fund. The following are descriptions of how the portfolio management team pursues the Fund’s investment objective.

The Fund invests primarily in securities of large-capitalization companies that the Manager believes have long-term capital appreciation potential. The Manager follows a value-oriented investment philosophy in selecting stocks for the Fund using a research-intensive approach that considers factors such as:

• a security price that reflects a market valuation that is judged to be below the estimated present or future value of the company;

• favorable earnings prospects and dividend yield potential;

• the financial condition of the issuer; and

• various qualitative factors.

The Manager may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund. In considering whether to sell a security, the Manager may evaluate, among other things, the factors listed above, the condition of the U.S. economy, the condition of non-U.S. economies, and changes in the condition and outlook in the issuer’s industry sector.

The Fund’s investment objective is nonfundamental. This means that the Fund’s Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

The securities in which the Fund typically invests

Stocks offer investors the potential for capital appreciation and may pay dividends as well. Please see the Fund’s SAI for additional information about certain of the securities described below as well as other securities in which the Fund may invest.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders participate in the corporation’s profits proportionate to the number of shares they own.

How the Fund uses them: Generally, the Fund invests 85% to 100% of its net assets in common stocks. The Fund will generally invest in companies with at least $5 billion in market capitalization at the time of purchase, but may also invest in smaller companies.

Convertible securities

Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Fund uses them: The Fund may invest in convertible securities and select them on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities.

Futures and options on futures

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options on futures contracts represent a right to buy or sell a futures contract at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

Certain futures and options on futures contracts may be considered illiquid.

How the Fund uses them: If the Fund owns stocks that have appreciated in price, the Manager may want to protect those gains when it anticipates adverse conditions. The Manager might use options or futures to neutralize the effect of any anticipated price declines, without selling the security. The Manager may also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment, particularly if it has excess cash that it wants to invest quickly.

5

How we manage the Fund

Use of these strategies can increase the operating cost of the Fund and can lead to loss of principal.

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Repurchase agreements

A repurchase agreement is an agreement between a buyer of securities, such as a fund, and a seller of securities, in which the seller agrees to buy the securities back within a specified time at the same price the buyer paid for them, plus an amount equal to an agreed-upon interest rate. Repurchase agreements are often viewed as equivalent to cash.

How the Fund uses them: Typically, the Fund uses repurchase agreements as short-term investments for its cash position. In order to enter into these repurchase agreements, the Fund must have collateral of at least 102% of the repurchase price. The Fund will only enter into repurchase agreements in which the collateral is composed of U.S. government securities. At the Manager’s discretion, the Fund may invest overnight cash balances in short-term discount notes issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government-sponsored corporations.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under U.S. securities laws.

How the Fund uses them: The Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed the Fund’s limit on investments in illiquid securities.

Illiquid securities

Illiquid securities are securities that do not have a ready market and cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them. Illiquid securities include repurchase agreements maturing in more than seven days.

How the Fund uses them: The Fund may invest up to 15% of its net assets in illiquid securities.

Other investment strategies

Borrowing from banks

The Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. The Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in the Fund being unable to meet its investment objective. The Fund will not borrow money in excess of one-third of the value of its total assets.

Lending securities

The Fund may lend up to 25% of its assets to qualified broker/dealers or institutional investors for their use in securities transactions. Borrowers of the Fund’s securities must provide collateral to the Fund and adjust the amount of collateral each day to reflect changes in the value of the loaned securities. These transactions, if any, may generate additional income for the Fund.

Temporary defensive positions

In response to unfavorable market conditions, the Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with the Fund’s investment objective. To the extent that the Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Fund

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Fund. Please see the SAI for a further discussion of these risks and other risks not discussed here.

6

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focuses on securities that it believes can appreciate over an extended period of time regardless of interim market fluctuations. The Manager does not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Industry and security risks

Industry risk is the risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Security risk is the risk that the value of an individual stock or bond will decline because of changing expectations for the performance of the individual company issuing the stock or bond (due to situations that could range from decreased sales to events such as a pending merger or actual or threatened bankruptcy).

How the Fund strives to manage them: The Manager limits the amount of the Fund’s assets invested in any one industry and in any individual security. The Manager also follows a rigorous selection process designed to identify under-valued securities before choosing securities for the portfolio.

Futures and options risk

Futures and options risk is the possibility that a fund may experience a significant loss if it employs an options or futures strategy related to a security or a market index and that security or index moves in the opposite direction from what the portfolio manager anticipated. Futures and options also involve additional expenses (such as the payment of premiums), which could reduce any benefit or increase any loss to a fund from using the strategy.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information.

How the Fund strives to manage it: The Manager may use options and futures to protect gains in the Fund’s portfolio without actually selling a security. The Manager may also use options and futures to quickly invest excess cash so that the Fund’s portfolio is generally fully invested.

Issuer concentration risk

The portfolio generally holds a limited number of securities depending on our assessment of the investment opportunities available. This allows us to focus on the potential of those particular issuers, but it also means that the Fund may be more volatile than those funds that hold a greater number of securities.

How the Fund strives to manage it: The Manager follows a rigorous selection process when choosing securities and continually monitors them while they remain in the portfolio.

Liquidity risk

Liquidity risk is the possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid securities at a favorable time or price during periods of infrequent trading of an illiquid security.

There is generally no established retail secondary market for high yield securities. As a result, the secondary market for high yield securities is more limited and less liquid than other secondary securities markets. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds, and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons.

Adverse publicity and investor perceptions may also disrupt the secondary market for high yield securities.

How the Fund strives to manage it: The Fund limits its exposure to illiquid securities to no more than 15% of its net assets.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before the Fund enters into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

7

How we manage the Fund

Government and regulatory risks

Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets and significantly affect fund performance. Government involvement in the private sector may, in some cases, include government investment in, or ownership of, companies in certain commercial business sectors; wage and price controls; or imposition of trade barriers and other protectionist measures. For example, an economic or political crisis may lead to price controls, forced mergers of companies, expropriation, the creation of government monopolies, foreign exchange controls, the introduction of new currencies (and the redenomination of financial obligations into those currencies), or other measures that could be detrimental to the investments of a fund.

How the Fund strives to manage them: The Manager evaluates the economic and political climate in the U.S. and abroad before selecting securities for the Fund. The Manager typically diversifies the Fund’s assets among a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Disclosure of portfolio holdings information

A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio securities is available in the SAI.

8

Who manages the Fund

Investment manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103, is the Fund’s investment manager. Together, the Manager and the subsidiaries of Delaware Management Holdings, Inc. (DMHI) manage, as of Sept. 30, 2016, [Delaware update: $______] billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing the Delaware Investments Funds since 1938. The Manager is a series of Delaware Management Business Trust (a Delaware statutory trust), which is a subsidiary of DMHI. DMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Fund, manages the Fund’s business affairs, and provides daily administrative services. For its services to the Fund, the Manager was paid an aggregate fee, net of fee waivers (if applicable), of 0.00% of average daily net assets during the last fiscal year.

A discussion of the basis for the Board’s approval of the Fund’s investment advisory contract is available in the Fund’s annual report to shareholders for the fiscal year ended Nov. 30, 2016.

Portfolio managers

D. Tysen Nutt Jr., Robert A. Vogel Jr., Nikhil G. Lalvani, and Kristen E. Bartholdson have primary responsibility for making day-to-day investment decisions for the Fund. Messrs. Nutt and Vogel assumed responsibility for the Fund in July 2004, Mr. Lalvani assumed responsibility for the Fund in October 2006, and Ms. Bartholdson assumed responsibility for the Fund in December 2008.

D. Tysen Nutt Jr., Senior Vice President, Senior Portfolio Manager, Team Leader
D. Tysen Nutt Jr. is senior portfolio manager and team leader for the firm’s Large-Cap Value team. Before joining Delaware Investments in 2004 as senior vice president and senior portfolio manager, Nutt led the U.S. Active Large-Cap Value team within Merrill Lynch Investment Managers, where he managed mutual funds and separate accounts for institutions and private clients. He departed Merrill Lynch Investment Managers as a managing director. Prior to joining Merrill Lynch Investment Managers in 1994, Nutt was with Van Deventer & Hoch where he managed large-cap value portfolios for institutions and private clients. He began his investment career at Dean Witter Reynolds, where he eventually became vice president, investments. Nutt earned his bachelor’s degree from Dartmouth College, and he is a member of the New York Society of Security Analysts and the CFA Institute.

Robert A. Vogel Jr., CFA Vice President, Senior Portfolio Manager
Robert A. Vogel Jr. is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining Delaware Investments in 2004 as vice president and senior portfolio manager, he worked at Merrill Lynch Investment Managers for more than seven years, where he rose to the position of director and portfolio manager within the U.S. Active Large-Cap Value team. He began his career in 1992 as a financial consultant at Merrill Lynch. Vogel graduated from Loyola University Maryland, earning both bachelor’s and master’s degrees in finance. He also earned an MBA with a concentration in finance from The Wharton School of the University of Pennsylvania. Vogel is a member of the New York Society of Security Analysts, the CFA Institute, and the CFA Society of Philadelphia.

Nikhil G. Lalvani, CFA Vice President, Senior Portfolio Manager
Nikhil G. Lalvani is a senior portfolio manager for the firm’s Large-Cap Value team. At Delaware Investments, Lalvani has worked as both a fundamental and quantitative analyst. Prior to joining the firm in 1997 as an account analyst, he was a research associate with Bloomberg. Lalvani holds a bachelor’s degree in finance from The Pennsylvania State University. He is a member of the CFA Institute and the CFA Society of Philadelphia.

Kristen E. Bartholdson, Vice President, Senior Portfolio Manager
Kristen E. Bartholdson is a senior portfolio manager for the firm’s Large-Cap Value team. Prior to joining the firm in 2006 as an associate portfolio manager, she worked at Susquehanna International Group from 2004 to 2006, where she was an equity research salesperson. From 2000 to 2004, she worked in equity research at Credit Suisse, most recently as an associate analyst in investment strategy. Bartholdson earned her bachelor’s degree in economics from Princeton University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of Fund shares.

Manager of managers structure

The Fund and the Manager have received an exemptive order from the U.S. Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Board, to appoint and replace sub-advisors, enter into sub-advisory agreements, and materially amend sub-advisory agreements on behalf of the Fund without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Fund’s sub-advisors and recommending to the Board their hiring, termination, or replacement. The SEC order does not currently apply to any sub-advisor that is affiliated with the Fund or the Manager.

9

Who manages the Fund

The Manager of Managers Structure enables the Fund to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Fund without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

The Fund and Manager are now seeking expanded exemptive relief with the SEC for a new manager of managers exemptive order (the “New MOM Order”) that would permit the Manager, with the approval of the Fund’s Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Fund without shareholder approval. If the Fund and Manager are granted the New MOM Order that includes relief related to any affiliated sub-advisors, it would permit the Manager to recommend and hire a broader universe of sub-advisors than it may hire currently. Shareholders of the Fund have approved the use of the New MOM Order subject to the SEC’s granting such relief.

Who’s who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund’s business affairs. Trustees establish procedures and oversee and review the performance of the fund’s service providers.

Investment manager: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund’s prospectus. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund’s net asset value (NAV) and providing financial reporting information for the fund.

Financial advisors: Financial advisors provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial advisors are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund’s assets.

10

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund’s management contract and changes to fundamental investment policies.

11

About your account

Investing in the Fund

You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial advisor (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in the prospectus below and free of charge on the Delaware Investments Funds’ website at delawareinvestments.com, including hyperlinks to relevant information in fund offering documents. Please see the section “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus to determine any sales charge discounts and waivers that may be available to you through your financial intermediary. Additional information on sales charges can be found in the SAI, which is available upon request.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

Class A, Class C, Class T, and Class R shares of the Fund have each adopted a separate 12b-1 plan that allows them to pay distribution fees for the sale and distribution of their shares. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
•
Class A shares have an upfront sales charge of up to 5.75% that you pay when you buy the shares.

•
If you invest $50,000 or more, your front-end sales charge will be reduced.

•
You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

•
The Fund’s Class A shares are currently subject to a blended 12b-1 fee equal to the sum of: (i) 0.10% of average daily net assets representing shares acquired prior to May 2, 1994, and (ii) 0.25% of average daily net assets representing shares acquired on or after May 2, 1994. See “Dealer compensation” below for further information.

•
Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

•
Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares, except as described below.

•
Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class R6 and Institutional Class shares.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (Distributor) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem shares within the second year, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase”

12

will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Class C
•
Class C shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a CDSC of 1.00% if you redeem your shares within 12 months after you buy them.

•
In determining whether the CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less. For further information on how the CDSC is determined, please see “Calculation of contingent deferred sales charges — Class C” below.

•
Under certain circumstances, the CDSC may be waived; please see “Waivers of contingent deferred sales charges” below for further information.

•
Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets (of which 0.25% is a service fee) paid to the Distributor, dealers, or others for providing services and maintaining shareholder accounts.

•
Class C shares do not automatically convert to another class.

•
You may purchase only up to $1 million of Class C shares at any one time. Orders that equal or exceed $1 million will be rejected.

•
Because of their higher 12b-1 fee, Class C shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class T, Class R, Class R6, and Institutional Class shares.

Calculation of contingent deferred sales charges — Class C
CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time the shares being redeemed were purchased or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of Class C shares of the Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange.

Class T
•
Class T shares have an upfront sales charge of up to 2.50% that you pay when you buy the shares.

•
If you invest $250,000 or more at the time of a particular purchase, your front-end sales charge will be reduced for that purchase.

•
Class T shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

•
Class T shares are not subject to a CDSC.

•
Because of the higher 12b-1 fee, Class T shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class R6 and Institutional Class shares.

Class T sales charges

The table below details your sales charges on purchases of Class T shares. The offering price for Class T shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $250,000	2.50%	3.00%
$250,000 but less than $499,999	2.00%	2.44%
$500,000 but less than $999,999	1.50%	2.00%
$1 million or more	1.00%	1.34%

13

About your account

Class R
•
Class R shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R shares are not subject to a CDSC.

•
Class R shares are subject to an annual 12b-1 fee no greater than 0.50% of average daily net assets.

•
Class R shares do not automatically convert to another class.

•
Class R shares generally are available only to: (i) qualified and nonqualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and noncustodial 403(b) plans, as well as certain other nonqualified deferred compensation plans); and (ii) individual retirement account (IRA) rollovers from legacy Delaware Investments plans that were previously maintained on the Delaware Investments retirement recordkeeping system or the retirement recordkeeping system of Ascensus (formerly, BISYS) that are offering Class R shares to participants.

•
Except as noted above, no other IRAs are eligible for Class R shares (for example, no traditional IRAs, Roth IRAs, SIMPLE IRAs, SEPs, or SARSEPs). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

•
Any account holding Class A shares of the Fund as of the date Class R shares were made available for the Fund continues to be eligible to purchase the Fund’s Class A shares after that date. Any account holding the Fund’s Class R shares is not eligible to purchase its Class A shares.

•
Because of their higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Class A, Class R6, and Institutional Class shares.

Institutional Class
•
Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund.

•
Institutional Class shares are not subject to a CDSC.

•
Institutional Class shares do not assess a 12b-1 fee.

•
Institutional Class shares are available for purchase only by the following:

○
rollover IRAs from retirement plans and retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business;

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

○
tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

○
institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as those clients’ affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory clients;

○
a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

○
registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

○
programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

○
private investment vehicles, including, but not limited to, foundations and endowments.

Class R6
•
Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in the Fund. Class R6 shares are not subject to a CDSC.

•
Class R6 shares do not assess a 12b-1 fee.

•
Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

•
Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

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•
In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund’s Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

•
Except for the institutional investors and high net worth individuals who are eligible to purchase Class R6 shares as noted above, Class R6 shares generally are not available to nonretirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, owner-only 401(k) plans, or 529 college savings plans.

•
Class R6 shares may not be available through certain financial intermediaries.

Dealer compensation

The financial intermediary who sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

	Class A1	Class C2	Class T3	Class R4
Commission (%)	—	1.00%	—	—
Investment less than $50,000	5.00%	—	2.50%	—
$50,000 but less than $100,000	4.00%	—	2.50%	—
$100,000 but less than $250,000	3.00%	—	2.50%	—
$250,000 but less than $500,000	2.00%	—	2.00%	—
$500,000 but less than $1 million	1.60%	—	1.50%	—
$1 million but less than $5 million	1.00%	—	1.00%	—
$5 million but less than $25 million	0.50%	—	1.00%	—
$25 million or more	0.25%	—	1.00%	—
12b-1 fee to dealer	0.25%	1.00%	0.25%	0.50%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. Additionally, the Fund's Class A shares are subject to a blended 12b-1 fee of 0.10% on all shares acquired prior to May 2, 1994, and 0.25% on all shares acquired on or after May 2, 1994.

2 On sales of Class C shares, the Distributor may pay your securities dealer an upfront commission of 1.00%. The upfront commission includes an advance of the first year’s 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the upfront commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C shares. Alternatively, certain intermediaries may not be eligible to receive the upfront commission of 1.00%, but may receive the 12b-1 fee for sales of Class C shares from the date of purchase.

3 On sales of Class T shares, the Distributor reallows to your securities dealer a front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase.

4 On sales of Class R shares, the Distributor does not pay your securities dealer an upfront commission. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.50% from the date of purchase.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of the Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries’ consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Delaware Investments Funds), amount of assets invested by the Financial Intermediary’s customers (which could include current or aged assets of the Fund and/or some or all other Delaware Investments Funds), the Fund’s advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

15

About your account

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts) in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of the Fund’s shares. The Manager or its affiliates may benefit from the Distributor’s or its affiliates’ payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of the Fund’s shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares. Please refer to the “Broker-Defined Sales Charge Waiver Policies” immediately before the back cover of this prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Fund in order to qualify for a reduction in sales charges. Such information may include your Delaware Investments Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Class T is not included in the table below because Class T does not offer the programs described in the table. Class T, Class R, Class R6, and Institutional Class shares have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent you agree to invest a certain amount in Delaware Investments Funds over a 13-month period to qualify for reduced front-end sales charges. Delaware Investments Funds no longer accept retroactive letters of intent.

You can combine your holdings or purchases of Class A and Class C shares of Delaware Investments Funds (as set forth in the SAI) as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 12 months after you redeem shares, you can reinvest the proceeds without paying a sales charge.

Class A	Class C
Available.	Not available.

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

16

Class A	Class C
Available.

Although front-end sales charges do not apply to the purchase of Class C shares, you can combine your purchase of Class A shares with your purchase of Class C shares in order to reduce your sales charge on Class A shares.

Buying Class A shares at net asset value

Class A shares of the Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Fund reserves the right to modify or terminate these arrangements at any time.

•
Shares purchased under the Delaware Investments dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 12-month reinvestment privilege.

•
Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Investments Fund, the Manager, or any of the Manager’s current affiliates and those that may in the future be created; (ii) current employees of legal counsel to the Delaware Investments Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer’s agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

•
Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Delaware Investments Funds.

•
Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

•
Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

•
Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

•
Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

•
Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs.

•
Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

•
Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

•
Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

•
Purchases by certain participants of particular group retirement plans as described in the SAI.

Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Fund, its transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Class T, Class R, Class R6, and Institutional Class shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

17

About your account

CDSCs for Class A and Class C shares may be waived under the following circumstances:

•
Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

•
Redemptions that result from the right to liquidate a shareholder’s account: Redemptions that result from the right to liquidate a shareholder’s account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

•
Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

•
Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

•
Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

•
Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

•
Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

•
Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

•
Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

•
Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan’s fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Fund’s Shareholder Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Investments Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, deposits in the mail or with such services or receipt at the Fund’s post office box, of purchase orders, do not constitute receipt by the Fund or its agents. Please note that the Fund reserves the right to reject any purchase.

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By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Shareholder Service Center at 800 523-1918 so we can assign you an account number.

By exchange

Except for Class T shares, you may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A, Class C, and Class R shares only), or through our website, delawareinvestments.com (for Class A and Class C shares only). For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), you will pay that day’s closing Fund share price, which is based on the Fund’s NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will pay that day’s closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day’s closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Investments Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00 p.m. Eastern time). The Fund does not calculate the NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, the Fund’s closing share price would still be determined as of that day’s regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when U.S. markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets), and/or U.S. sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Fund’s assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board’s oversight.

19

About your account

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Shareholder Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund’s financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Shareholder Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Availability of these services may be limited by your financial intermediary and by the way your account is registered with the Delaware Investments Fund.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day’s scheduled close of the NYSE and you will receive that day’s closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next Business Day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check and sell them before your check has cleared, which can take up to 15 days, we will wait until your check has cleared before we send you your redemption proceeds.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares’ NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). Please see the SAI for additional information.

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to the Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Fund’s Shareholder Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Investments at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Shareholder Service Center at 800 523-1918 for more information about the signature guarantee requirements.

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Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Investments Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Fund’s post office box, of redemption requests, do not constitute receipt by the Fund or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

•
By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

•
By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

•
By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Redemptions-in-kind

The Fund has reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A, Class C and Class T shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Class R, Class R6 and Institutional Class shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days’ written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days’ written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, the Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Investments Funds’ website at delawareinvestments.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with the Delaware Investments Funds.

21

About your account

Online account access

Online account access is a password-protected area of the Delaware Investments Funds’ website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Investments eDelivery, you can receive your fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Investments Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

The following exchange privileges do not apply to Class T shares. You may generally exchange all or part of your shares for shares of the same class of another Delaware Investments Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. When exchanging Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same CDSC as the shares you originally purchased. The holding period for the CDSC will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. In certain other circumstances, you may also be permitted to exchange your shares for shares of a different class of a Fund, but such exchange may be subject to a sales charge for the new shares. (Please refer to the SAI for more details.) You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund’s prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager’s judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

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The applicable Limited CDSC for Class A shares and the CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Fund and its shareholders, such as market timing and disruptive trading. The Fund will consider anyone who follows a pattern of market timing in any Delaware Investments Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund’s shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Fund will consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Fund reserves the right to consider other trading patterns to be market timing.

Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder’s financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund’s market timing policy are not necessarily deemed accepted by the Fund and may be rejected by the Fund on the next Business Day following receipt by the Fund.

Redemptions will continue to be permitted in accordance with the Fund’s then-current Prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy at any time without notice, including modifications to the Fund’s monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, we seek to make judgments and applications that are consistent with the interests of the Fund’s shareholders. While we will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, the Fund’s market timing policy does not require the Fund to take action in response to frequent trading activity. If the Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Fund’s shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund’s shares may also force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect the Fund’s performance, if, for example, the Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00 p.m. Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund’s NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund’s NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing

23

About your account

differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Fund’s market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; U.S. Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund will attempt to have financial intermediaries apply the Fund’s monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, to the extent that a financial intermediary is not able or willing to monitor or enforce the Fund’s frequent trading policy with respect to an omnibus account, the Fund’s transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Fund’s transfer agent believes the intermediary’s procedures are reasonably designed to enforce the Fund’s frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Fund’s transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If the Fund’s transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary’s ability to transact in Fund shares.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends quarterly. The Fund will distribute net realized capital gains, if any, at least annually, usually in November. The Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Fund will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Fund makes every effort to reduce the number of corrected forms mailed to you. However, if the Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

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Avoid “buying a dividend”

At the time you purchase your Fund shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in the Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. The Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates provided certain holding period requirements are met.

The use of derivatives by the Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Investments Fund is the same as a sale. The Fund is required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after Jan. 1, 2012 (“covered shares”). Cost basis will be calculated using the Fund’s default method, unless you instruct the Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Investments website at delawareinvestments.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by a Fund from long-term capital gains, interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), a Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts: (a) income dividends and (b) after Dec. 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

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About your account

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Fund may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans. A “529 Plan” is a college savings program that operates under Section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

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Financial highlights

Delaware Value® Fund

The financial highlights tables are intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by [_______________], an independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling 800 523-1918.  Class T shares had not commenced operations as of the date of this Prospectus and, therefore, are not included in the financial highlights.

	Year ended
Class A shares	11/30/16	11/30/15	11/30/14	11/30/13	11/30/12
Net asset value, beginning of period		$18.200	$16.060	$12.440	$10.970
Income (loss) from investment operations:
Net investment income[1]		0.297	0.256	0.233	0.225
Net realized and unrealized gain (loss)		(0.079)	2.121	3.728	1.439
Total from investment operations		0.218	2.377	3.961	1.664
Less dividends and distributions from:
Net investment income		(0.268)	(0.237)	(0.341)	(0.194)
Total dividends and distributions		(0.268)	(0.237)	(0.341)	(0.194)
Net asset value, end of period		$18.150	$18.200	$16.060	$12.440
Total return[2]		1.21%	14.92%	32.41%	15.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)		$2,922,966	$2,410,759	$1,699,105	$988,578
Ratio of expenses to average net assets		0.98%	0.98%	1.01%	1.09%
Ratio of expenses to average net assets prior to fees waived		0.98%	0.98%	1.06%	1.17%
Ratio of net investment income to average net assets		1.63%	1.51%	1.61%	1.89%
Ratio of net investment income to average net assets prior to fees waived		1.63%	1.51%	1.66%	1.81%
Portfolio turnover		12%	7%	6%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

27

Financial highlights

Delaware Value® Fund

					Year ended
Class C shares	11/30/16	11/30/15	11/30/14	11/30/13	11/30/12
Net asset value, beginning of period		$18.150	$16.010	$12.340	$10.890
Income (loss) from investment operations:
Net investment income[1]		0.160	0.130	0.126	0.134
Net realized and unrealized gain (loss)		(0.080)	2.119	3.713	1.430
Total from investment operations		0.080	2.249	3.839	1.564
Less dividends and distributions from:
Net investment income		(0.130)	(0.109)	(0.169)	(0.114)
Total dividends and distributions		(0.130)	(0.109)	(0.169)	(0.114)
Net asset value, end of period		$18.100	$18.150	$16.010	$12.340
Total return[2]		0.45%	14.10%	31.38%	14.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)		$622,246	$415,076	$199,771	$74,407
Ratio of expenses to average net assets		1.73%	1.74%	1.77%	1.85%
Ratio of expenses to average net assets prior to fees waived		1.73%	1.74%	1.77%	1.88%
Ratio of net investment income to average net assets		0.88%	0.75%	0.87%	1.13%
Ratio of net investment income to average net assets prior to fees waived		0.88%	0.75%	0.87%	1.10%
Portfolio turnover		12%	7%	6%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

28

Delaware Value® Fund

	Year ended
Class R shares	11/30/16	11/30/15	11/30/14	11/30/13	11/30/12
Net asset value, beginning of period		$18.190	$16.050	$12.400	$10.950
Income (loss) from investment operations:
Net investment income[1]		0.250	0.218	0.197	0.194
Net realized and unrealized gain (loss)		(0.079)	2.115	3.735	1.423
Total from investment operations		0.171	2.333	3.932	1.617
Less dividends and distributions from:
Net investment income		(0.221)	(0.193)	(0.282)	(0.167)
Total dividends and distributions		(0.221)	(0.193)	(0.282)	(0.167)
Net asset value, end of period		$18.140	$18.190	$16.050	$12.400
Total return[2]		0.95%	14.63%	32.17%	14.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)		$113,080	$37,236	$11,658	$5,219
Ratio of expenses to average net assets		1.23%	1.24%	1.27%	1.35%
Ratio of expenses to average net assets prior to fees waived		1.23%	1.24%	1.35%	1.48%
Ratio of net investment income to average net assets		1.38%	1.25%	1.37%	1.63%
Ratio of net investment income to average net assets prior to fees waived		1.38%	1.25%	1.29%	1.50%
Portfolio turnover		12%	7%	6%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects waivers by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

29

Financial highlights

Delaware Value® Fund

	Year ended
Institutional Class shares	11/30/16	11/30/15	11/30/14	11/30/13	11/30/12
Net asset value, beginning of period		$18.210	$16.060	$12.460	$10.990
Income (loss) from investment operations:
Net investment income[1]		0.341	0.300	0.272	0.254
Net realized and unrealized gain (loss)		(0.078)	2.128	3.724	1.437
Total from investment operations		0.263	2.428	3.996	1.691
Less dividends and distributions from:
Net investment income		(0.313)	(0.278)	(0.396)	(0.221)
Total dividends and distributions		(0.313)	(0.278)	(0.396)	(0.221)
Net asset value, end of period		$18.160	$18.210	$16.060	$12.460
Total return[2]		1.47%	15.26%	32.73%	15.66%
Ratios and supplemental data:
Net assets, end of period (000 omitted)		$5,802,261	$3,946,576	$2,072,765	$724,098
Ratio of expenses to average net assets		0.73%	0.74%	0.77%	0.85%
Ratio of expenses to average net assets prior to fees waived		0.73%	0.74%	0.77%	0.88%
Ratio of net investment income to average net assets		1.88%	1.75%	1.87%	2.13%
Ratio of net investment income to average net assets prior to fees waived		1.88%	1.75%	1.87%	2.10%
Portfolio turnover		12%	7%	6%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

30

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

31

Financial highlights

Broker-Defined Sales Charge Waiver Policies

Merrill Lynch:

Effective April [__], 2017] shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-End Sales Charge Waivers for Class A Shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

—
Shares purchased by or through a 529 Plan

—
Shares purchased through a Merrill Lynch affiliated investment advisory program

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

—
Shares of Delaware Investments Family of Funds purchased through the Merrill Edge Self-Directed platform (if applicable)

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Investments Family of Funds)

—
Shares exchanged from Class C (i.e. level-load) shares of the same Fund in the month of or following the 10-year anniversary of the purchase date

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members

—
Trustees of the Trust, and employees of the Manager or any of its affiliates, as described in the this prospectus

—
Shares purchased from the proceeds of redemptions within the Delaware Investments Family of Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

—
Death or disability of the shareholder

—
Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

—
Return of excess contributions from an IRA Account

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

—
Shares acquired through a right of reinstatement

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

Front-End Sales Charge Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Investments Fund assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible Delaware Investment Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within the Delaware Investments Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

32

Additional information

Contact information

•
Website: delawareinvestments.com

•
Shareholder Service Center: 800 523-1918 (representatives available weekdays from 8:30 a.m. to 6:00 p.m. Eastern time)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Investments Funds, use this touch-tone service.

•
Written correspondence: P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

33

Additional information about the Fund’s investments is available in its annual and semiannual shareholder reports. In the Fund’s annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the period covered by the report. You can find more information about the Fund in its current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual report, or if you have any questions about investing in the Fund, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Fund’s website (delawareinvestments.com/literature). You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR database on the SEC website (sec.gov). You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-1520. Information about the Fund, including its SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 202 551-8090.

PR-456 [11/1611/16] PDF 20903 [March [__], 2017]

Investment Company Act number: 811-00750

Statement of Additional Information

March [__], 2017

Delaware Group® Equity Funds II

Nasdaq ticker symbols
Delaware Value® Fund
Class A	DDVAX
Class C	DDVCX
Class T	[______]
Class R	DDVRX
Institutional Class	DDVIX
Class R6	DDZRX

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)
4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

This amended and restated Statement of Additional Information (“SAI”) supplements the information contained in the current prospectus (the “Prospectus”), dated March [__], 2017, and as it may be amended from time to time, for Delaware Value Fund (the “Fund”).

This SAI should be read in conjunction with the Prospectus. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectus. The Prospectus may be obtained through our website at delawareinvestments.com/literature; by writing or calling your financial advisor; or by contacting the Fund’s distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA. The Fund’s financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from the Fund's annual report (“Annual Report”) into this SAI. The Annual Report will accompany any request for this SAI. The Annual Report can be obtained, without charge, by calling 800 523-1918.

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Organization and Classiﬁcation

This SAI describes the shares of Delaware Value® Fund (the “Fund”), which is a series of Delaware Group® Equity Funds II (the “Trust”). The Fund offers Class A, Class C, Class T, and Class R shares (collectively, the “Retail Classes”) and Class R6 shares and Institutional Class shares (each class individually, a “Class” and together with the Class R6 and the Retail Classes, the “Classes”). All references to “shares” in this SAI refer to all Classes of shares (each share class, a “Class”) of the Fund, except where noted. The Fund’s investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Delaware Management Business Trust (a Delaware statutory trust).

Organization

The Trust was originally organized as a Delaware corporation in 1956 and subsequently reorganized as a Maryland corporation on March 4, 1983 and as a Delaware statutory trust on Nov. 23, 1999.

Classification

The Trust is an open-end management investment company.

The Fund’s portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the Fund’s total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers.

Investment Objectives, Restrictions, and Policies

Investment Objectives

The Fund’s investment objective is described in the Prospectus.

Fundamental Investment Restrictions

The Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund’s outstanding shares, which is a vote by the holders of the lesser of: (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies, or instrumentalities, or in tax-exempt obligations.

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments, and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

6. Make personal loans or loans of its assets to persons who control or are under common control with the Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectus, the Fund will be subject to the following investment restriction, which is considered nonfundamental and may be

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Investment Objectives, Restrictions, and Policies

changed by the Board without shareholder approval: The Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

In applying the Fund’s policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

Except for the Fund’s policy with respect to borrowing, any investment restriction that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the applicable percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish the Fund’s investment objective. The Fund is free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the Fund’s investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund’s investment objective.

The portfolio turnover rate tells you the amount of trading activity in the Fund’s portfolio. A turnover rate of 100% would occur, for example, if all of the Fund’s investments held at the beginning of a year were replaced by the end of the year, or if a single investment was frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of the Fund’s shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, the Fund may hold securities for any period of time.

The Fund generally may be expected to have a portfolio turnover rate below 100%.

For the fiscal years ended Nov. 30, 2015 and 2016, the Fund’s portfolio turnover rates were 12% and [__]%, respectively.

Investment Strategies and Risks

The Fund’s strategies and risks are described in the Prospectus. Certain additional information is provided below. The following discussion supplements the descriptions of the Fund’s investment strategies and risks that are included in the Prospectus. All of the Fund’s investment strategies are nonfundamental and may be changed without shareholder approval.

Convertible Securities

A convertible security is generally a debt obligation, preferred stock, or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the security, or upon a predetermined event. A convertible security typically provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar nonconvertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent nonconvertible securities. There is no guarantee that the Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company’s common stock, but may be subordinate to other types of fixed income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

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If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through the issuing investment bank. However, the common stock received upon conversion is that of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security’s true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for the Fund’s financial reporting, credit rating, and investment policies, and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer’s failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer’s business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase the Fund’s exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to dispose of a security when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund’s portfolio. Although the Fund intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for the Fund. The Fund may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities.

Depositary Receipts

The Fund may invest in foreign companies by purchasing sponsored and unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), or global depositary receipts (“GDRs”).

Many securities of foreign issuers are represented by ADRs, GDRs, and EDRs (collectively, “depositary receipts”). Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. If the issuer’s home country does not have developed financial markets, the Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. The Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. The Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If the Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

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Investment Strategies and Risks

Derivatives Instruments

The Fund may invest in some or all of the following types of derivatives instruments: forward foreign currency exchange contracts, futures, and options, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow the Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by the Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Fund may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Fund may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Fund has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager is relying upon a related exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager and the Fund intend to comply with the terms of the CPO exclusion, the Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Fund is not intended as a vehicle for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager’s reliance on these exclusions, or the Fund’s, its investment strategies, or this SAI.

Generally, the exclusion from CPO regulation on which the Manager relies requires the Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Fund’s positions in commodity interests may not exceed 5% of the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Fund’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% the liquidation value of the Fund’s portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, the Fund can no longer satisfy these requirements, the Trust would withdraw its notice claiming an exclusion from the definition of a CPO, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which the Fund engages in derivatives transactions, may limit or prevent the Fund from using or limit the Fund’s use of these instruments effectively as a part of its investment strategy, and could adversely affect the Fund’s ability to achieve its investment objective(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to the Fund, may increase the cost of the Fund’s investments and cost of doing business.

Fixed Income Securities

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain time period. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment grade, below-investment-grade (commonly referred to as “junk bonds”), and unrated bonds. Debt securities are subject to a variety of risks, such as interest rate risk, default risk, call/prepayment risk, inflation risk, credit risk, and, in the case of foreign bonds, country risk and currency risk. The reorganization of a debt issuer under the federal

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bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Foreign Investments

The Fund may invest up to 20% of its total assets in foreign securities (which includes depositary receipts, as described above) in any foreign country.

Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with U.S. securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the U.S. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to U.S. issuers. Certain countries’ legal institutions, financial markets, and services are less developed than those in the U.S. or other major economies. The Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the U.S. markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S., which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that the Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by the Fund to avoid investment in certain passive foreign investment companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread

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corruption and fraud; (viii) the financial institutions with which the Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to the Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Fund. The Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to the Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet the Fund’s claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. The Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, the Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which the Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which the Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including the Fund’s securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company’s ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to the Fund’s shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in U.S. and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental

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initiatives. Supranational debt obligations include: Brady Bonds; participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor’s willingness or ability to repay in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its non-U.S. reserves, the availability of sufficient non-U.S. exchange on the date a payment is due, the relative size of the debt service burden to the issuing country’s economy as a whole, the sovereign debtor’s policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country’s access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which the Fund may collect in whole or in part on debt subject to default by a government.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the U.S. dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by the Fund in that foreign currency. This may affect the Fund’s share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to the Fund’s investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. The Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of securities in U.S. dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the U.S. dollar. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after the Fund’s income has been accrued and translated into U.S. dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund will have to convert a greater amount of the currency into U.S. dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases the Fund’s exposure to foreign securities losses.

The Fund does not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Fund interprets the fundamental restriction to permit it (subject to its investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, foreign currency forward contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Fund also interprets its fundamental restriction regarding purchasing and selling physical commodities to permit the Fund to invest in exchange-traded funds or other entities that invest in physical and/or financial commodities.

Forward Foreign Currency Contracts

The Fund may engage in forward foreign currency contracts.

The Fund values its assets daily in U.S. dollars. It does not intend to convert the value of its foreign holdings into U.S. dollars on a daily basis. The Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Fund may conduct its foreign currency exchange contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract). The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible

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loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

The Fund may use forward currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Fund’s foreign investments. The Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward contract to sell euros in return for U.S. dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover forward currency contracts. As required by SEC guidelines, the Fund will segregate assets to cover forward currency contracts, if any, whose purpose is essentially speculative.

Under definitions adopted by the CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

Risks of forward foreign contracts. The successful use of these transactions will usually depend on the Manager’s ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the currencies bought or sold in the forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Futures and Options on Futures

The Fund may enter into futures contracts on stocks, stock indices, interest rates and foreign currencies, and purchase or sell options on such futures contracts. These activities will not be entered into for speculative purposes, but rather for hedging purposes and to facilitate the ability to quickly deploy into the stock market the Fund’s positions in cash, short-term debt securities and other money market instruments, at times when such Fund’s assets are not fully invested in equity securities. Such positions will generally be eliminated when it becomes possible to invest in securities that are appropriate for the Fund involved. Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. Interest rate futures contracts are purchased or

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sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund’s current or intended investments in fixed income securities. The Fund may purchase and sell foreign currency futures contracts for hedging purposes to attempt to protect its current or intended investments denominated in foreign currencies from fluctuations in currency exchange rates. The Fund may also purchase and write options on the types of futures contracts in which the Fund may invest, and enter into related closing transactions.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow the Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-U.S. currencies, interest rates, stock and bond indices, and debt securities, including U.S. government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells futures contracts.

The Fund generally buys and sells futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When the Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by the Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Fund’s custodian on a daily basis. When the futures contract is closed out, if the Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If the Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If the Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Fund’s use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to the Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the Fund. In addition, if the Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause the Fund to experience substantial losses on an investment in a futures contract.

There is a risk of loss by the Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of the Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, the Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

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The Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager’s investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, the Fund’s overall performance will be poorer than if it had not entered into a futures contract. For example, if the Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-U.S. exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-U.S. futures contracts may be subject to varied regulatory oversight. The price of any non-U.S. futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-U.S. exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as the Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When the Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, the Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-U.S. currency against the U.S. dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

Risks of options on futures contracts. The Fund’s use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the

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amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

High Yield Securities (“Junk bonds”)

The Fund may invest in convertible fixed income securities for their equity characteristics and without respect to investment ratings. As a result, the Fund may hold convertible fixed income securities which are rated below investment grade (i.e., rated lower than BBB- by Standard & Poor’s Financial Services LLC (“S&P”) and lower than Baa3 by Moody’s Investors Service, Inc. (“Moody’s”) or similarly rated by another nationally recognized statistical rating organization). Fixed income securities of this type are considered to be of poor standing and predominantly speculative. Such securities are subject to a substantial degree of credit risk.

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer’s creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A — Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund’s ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager’s research and credit analysis are integral parts of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Initial Public Offerings

Under certain market conditions, a Fund may invest in a company at the time of its initial public offering (IPO).

Companies involved in IPOs generally have limited operating histories, and prospects for future profitability are uncertain. Prices of IPOs may also be unstable because of the absence of a prior public market, the small number of shares available for trading, and limited investor information. IPOs may be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

Illiquid and Restricted Securities

The Fund is permitted to invest up to 15% of its net assets in illiquid securities. An investment is generally deemed to be illiquid if it cannot be sold within seven days in the ordinary course of business at approximately the amount at which the Fund is valuing the investment. Illiquid securities, for purposes of this policy, include repurchase agreements maturing in more than seven days.

The Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in the Fund obtaining a less favorable price on a resale.

The Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the 1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Fund. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in the Fund obtaining a less favorable price on a resale.

While maintaining oversight, the Board has delegated to the Manager the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of the Fund’s limitation on investments in illiquid assets. The Board has instructed the Manager to consider the

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following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, the Fund’s holdings of illiquid securities exceed its limit on investment in such securities, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Investment Companies

The Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which the Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund’s total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. The Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund’s investments to exceed such limits in unaffiliated underlying funds. To the extent that the Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

The Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If the Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund’s shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund’s shares, that are outside the closed-end fund’s control or unrelated to the value of the underlying portfolio securities. If the Fund invests in the closed-end fund to gain exposure to the closed-end fund’s investments, the lack of correlation between the performance of the closed-end fund’s investments and the closed-end fund’s share price may compromise or eliminate any such exposure.

To the extent that the Fund invests in an exchange traded fund (“ETF”), the market value of the ETF shares may differ from their NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs’ operating expenses and transaction costs.

Options

The Fund may write covered call options on individual securities. For the option to be considered to be covered, the Fund writing the option must own the common stock underlying the option or securities convertible into such common stock. In addition, the Fund may write call options on stock indices. The Fund may also purchase put options on individual issues and on stock indices. Manager will employ these techniques in an attempt to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets. The Fund may purchase call options to enhance income or to hedge its portfolio securities. The ability to hedge effectively using options on stock indices will depend, in part, on the correlation between the composition of the index and the Fund’s portfolio as well as the price movement of individual securities. The Fund will not purchase put options on stock indices for speculative purposes. The Fund does not currently intend to write or purchase options on stock indices.

While there is no limit on the amount of the Fund’s assets which may be invested in covered call options, the Fund will not invest more than 2% of its net assets in put options. The Fund will only use exchange-traded options.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the U.S. are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than

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anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of the Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, the Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). The Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, the Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by the Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, the Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, the Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. The Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when the Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. The Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. The Fund will write call options on a covered basis only.

If the Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. The Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, the Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring the Fund to sell the underlying instrument at the exercise price. In that case, the Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, the Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and the Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

As the writer of a put option, the Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. The Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by the Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange traded options). As the writer of an option, if the Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an

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option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by the Fund. Closing transactions allow the Fund to terminate its positions in written and purchased options. The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by the Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by the Fund.

Over-the-counter (“OTC”) options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer’s bankruptcy or insolvency. While the Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. The Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. The Fund’s options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and the Fund may have difficulty effecting closing transactions in particular options. Therefore, the Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. The Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when the Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-U.S. exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of the Fund’s portfolio that is being hedged. In addition, the Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing the Fund’s investments, the Fund’s performance will be worse than if the Manager did not employ such strategies.

Repurchase Agreements

In order to invest its cash reserves or when in a temporary defensive posture, the Fund may enter into repurchase agreements with banks or broker/ dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Trustees.

Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies or instrumentalities from a qualified bank or broker/dealer and then to sell the securities back to the bank or broker/dealer on an agreed upon date (generally less than seven days) at a higher price, which reflects currently prevailing short-term interest rates. Entering into repurchase agreements allows the Fund to earn a return on cash in the Fund’s portfolio that would otherwise remain uninvested. The bank or broker/dealer must transfer to the Fund’s custodian, as collateral, securities with an initial market value of at least 102% of the dollar amount paid by the Fund to the counterparty. The Manager will monitor the value of such collateral daily to determine that the value of the collateral equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker/dealer, including possible delays or restrictions upon the Fund’s ability to sell the underlying securities and additional expenses in seeking to enforce the Fund’s rights and recover any losses. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker/dealers that the Manager has determined, based on the information available at the time, present no serious risk of becoming involved in bankruptcy proceedings

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within the time frame contemplated by the repurchase agreement. Although the Fund seeks to limit the credit risk under a repurchase agreement by carefully selecting counterparties and accepting only high-quality collateral, some credit risk remains. The counterparty could default, which may make it necessary for the Fund to incur expenses to liquidate the collateral. In addition, the collateral may decline in value before it can be liquidated by the Fund. A repurchase agreement with more than seven days to maturity is considered an illiquid security and is subject to the Fund’s investment restriction on illiquid securities.

The funds in the Delaware Investments family of mutual funds (each a “Delaware Investments Fund” and collectively, the “Delaware Investments Funds”) have obtained an exemption (the “Order”) from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments Funds jointly to invest cash balances. The Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.

Securities Lending

The Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day may be more or less than the value of the security on loan. Prior to Dec. 29, 2015, cash collateral received was generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust), a pooled account established by BNY Mellon for the use of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust sought to maintain a net asset value per unit of $1.00. Under the previous investment guidelines, the Collective Trust was permitted to invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust would generally have a dollar-weighted average portfolio maturity of 60 days or less.

On Dec. 29, 2015, the assets in the Collective Trust were transferred to a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by U.S. Treasury securities; obligations issued by the central government of any OECD country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent, and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve the Fund’s obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, the Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund’s exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and

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procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” the Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, the Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the Fund’s daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, the Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, the Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

The Fund’s Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, the Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until the Fund’s obligations under the financial instruments have been satisfied. In addition, the Fund’s ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Short Sales

The Fund may make short sales in an attempt to protect against market declines.

Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, the Fund also may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. Because the Fund already owns the security, it is not required to segregate cash and/or securities, although it is required to segregate the security in the amount sold short against the box.

The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company.

Short-Term Debt Instruments and Temporary Investments

The Fund may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting the Fund’s investment objective and policies are not otherwise readily available for purchase. For temporary defensive purposes during periods when the Manager determines that conditions warrant, the Fund may increase this percentage up to 100%. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; (ii) commercial paper rated in the highest short-term rating category by a NRSRO, such as S&P or Moody’s, or determined by the Manager to be of comparable quality at the time of purchase; and (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers’ acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year. Each of these types of money market securities is discussed in more detail below.

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U.S. Government Securities. Examples of types of U.S. government obligations in which the Fund may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

•
U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes, and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

•
Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

•
U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

•
U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of the Fund’s shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. The Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody’s and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of U.S. Banks. The Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

•
Bankers’ Acceptances. Bankers’ acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers’ acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

•
Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal will be considered illiquid.

•
Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Unseasoned Companies

New or unseasoned companies are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. These companies may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or on favorable terms, or they may be developing or marketing new

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products or services for which markets are not yet established and may never become established. Due to these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

Warrants

The Fund may purchase warrants and similar rights.

Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed-Delivery Securities

The Fund may purchase securities on a when-issued or delayed-delivery basis. It is a current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 15% of the market value of its total assets less liabilities other than the obligations created by these commitments.

In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Special Risks related to Cybersecurity Issues

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust’s business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers’ own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust’s third-party service providers could disrupt the Trust’s operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust’s third-party service providers may be adversely affected by significant disruption of the service providers’ operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust’s third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust’s third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust’s or its shareholders’ confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust’s third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust’s third-party service providers use to service the Trust’s operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

Disclosure of Portfolio Holdings Information

The Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of the Fund's portfolio holdings monthly, with a 30-day lag, on the Fund's website, delawareinvestments.com. In

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addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of the Fund’s securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Fund’s shares, are generally treated similarly and are not provided with the Fund’s portfolio holdings in advance of when they are generally available to the public.

The Fund may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Fund are provided with the Fund’s portfolio holdings only to the extent necessary to perform services under agreements relating to the Fund. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager’s affiliates (Delaware Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel, the Fund’s financial printer (DG3), and the Fund’s proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Fund or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund’s portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, nor the Manager, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders’ interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager’s Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund’s Chief Compliance Officer prior to such use.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust’s Chief Compliance Officer that, among other things, addresses the operation of the Trust’s procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in each of the Delaware Investments Funds. The Trust’s Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of Feb. 29, 2016, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of the Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1,3] 2005 Market Street Philadelphia, PA 19103 February 1970	President, Chief Executive Ofﬁcer, and Trustee	Trustee since September 2015 President and Chief Executive Ofﬁcer since August 2015	62	Shawn K. Lytle has served as President of Delaware Investments[2] since June 2015 and was the Regional Head of Americas for UBS Global Asset Management from 2010 through 2015.	Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010– April 2015)
Independent Trustees
Thomas L. Bennett 2005 Market Street Philadelphia, PA 19103 October 1947	Chairman and Trustee	Trustee since March 2005 Chairman since March 2015	62	Private Investor (March 2004–Present)	Director — Bryn Mawr Bank Corp. (BMTC) (2007–2011)
Ann D. Borowiec 2005 Market Street Philadelphia, PA 19103 November 1958	Trustee	Since March 2015	62	Chief Executive Ofﬁcer, Private Wealth Management (2011–2013) and Market Manager, New Jersey Private Bank (2005–2011) — J.P. Morgan Chase & Co.	None
Joseph W. Chow 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since January 2013	62	Executive Vice President (Emerging Economies Strategies, Risks, and Corporate Administration) State Street Corporation (July 2004–March 2011)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (2004–2014)
John A. Fry 2005 Market Street Philadelphia, PA 19103 May 1960	Trustee	Since January 2001	62	President — Drexel University (August 2010–Present) President — Franklin & Marshall College (June 2002–July 2010)	Director, Audit and Governance Committee Member — Community Health Systems Director — Drexel Morgan & Co. Director, Audit Committee Member — vTv Therapeutics LLC
Lucinda S. Landreth 2005 Market Street Philadelphia, PA 19103 June 1947	Trustee	Since March 2005	62	Private Investor (2004–Present)	None

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 2005 Market Street Philadelphia, PA 19103 January 1956	Trustee	Since September 2011	62

Chief Executive Ofﬁcer — Banco Itaú International (April 2012–present)

Executive Advisor to Dean (August 2011–March 2012) and Interim Dean (January 2011–July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007–December 2008)

					Trust Manager and Audit Committee Member — Camden Property Trust
Thomas K. Whitford 2005 Market Street Philadelphia, PA 19103 March 1956	Trustee	Since January 2013	62	Vice Chairman (2010–April 2013) and Chief Administrative Ofﬁcer (2008–2010) — PNC Financial Services Group	Director — HSBC Finance Corporation and HSBC North America Holdings Inc. Director — HSBC Bank
Janet L. Yeomans 2005 Market Street Philadelphia, PA 19103 July 1948	Trustee	Since April 1999	62	Vice President and Treasurer (January 2006–July 2012), Vice President — Mergers & Acquisitions (January 2003–January 2006), and Vice President and Treasurer (July 1995–January 2003) — 3M Company	Director, Personnel and Compensation Committee Chair, Audit Committee Member and Governance Committee Member — Okabena Company
Ofﬁcers
David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	62	David F. Connor has served in various capacities at different times at Delaware Investments.	None[3]
Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Treasurer since October 2007	62	Daniel V. Geatens has served in various capacities at different times at Delaware Investments.	None[3]
Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Ofﬁcer	Chief Financial Ofﬁcer since November 2006	62	Richard Salus has served in various executive capacities at different times at Delaware Investments.	None[3]

[1]	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive ofﬁcer of the Trust’s Manager.
[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s investment manager, principal underwriter, and transfer agent.
[3]

Shawn K. Lytle, David F. Connor, Daniel V. Geatens, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Fund.

[Delaware: Update]

The following table shows each Trustee’s ownership of shares of the Fund and of shares of all Delaware Investments Funds as of Dec. 31, 2016, unless otherwise noted.

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Management of the Trust

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Interested Trustee
Shawn K. Lytle	None	None
Independent Trustees
Thomas L. Bennett	Over $100,000	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
John A. Fry	None	Over $100,000
Lucinda S. Landreth	$50,001–$100,000	Over $100,000
Frances A. Sevilla-Sacasa	$10,001–$50,000	Over $100,000
Thomas K. Whitford	Over $100,000	Over $100,000
Janet L. Yeomans	Over $100,000	Over $100,000

[1]	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Trust and the total compensation received from the Delaware Investments Funds for which he or she served as a Trustee for the Trust’s last fiscal year. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

[BNYM: Update]

Trustee	Aggregate Compensation from the Trust	Pension or Retirement Beneﬁts Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Investments Complex[1]
Thomas L. Bennett	[$_______]	[$_______]	[$_______]
Ann D. Borowiec[2]	[$_______]	[$_______]	[$_______]
Joseph W. Chow	[$_______]	[$_______]	[$_______]
John A. Fry	[$_______]	[$_______]	[$_______]
Lucinda S. Landreth	[$_______]	[$_______]	[$_______]
Frances A. Sevilla-Sacasa	[$_______]	[$_______]	[$_______]
Thomas K. Whitford	[$_______]	[$_______]	[$_______]
Janet L. Yeomans	[$_______]	[$_______]	[$_______]
J. Richard Zecher[3]	[$_______]	[$_______]	[$_______]

[1]

Each Independent Trustee/Director receives: (i) an annual retainer fee of $157,000 for serving as a Trustee/Director for all 26 investment companies in the Delaware Investments family, plus $12,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $2,750 fee for attending telephonic board meetings on behalf of the investment companies in the complex. Additionally, effective Jan. 1, 2016, the committee members and committee/board chairs will receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of $4,000 for each Committee meeting attended and may receive an additional fee if a committee meeting exceeds 4 hours; (ii) the chairperson for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $25,000; and (iii) the Board Chairman will receive an additional annual retainer of $70,000.

[2]	On Feb. 19, 2015, the Trustees approved a one-time $18,000 payment to Ms. Borowiec for trustee training and education. Ms. Borowiec was elected to the Board by shareholders on March 31, 2015.
[3]	Mr. Zecher retired from the Board effective July 1, 2015.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise the Delaware Investments Family of Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chairman: Mr. Bennett is the Board’s Chairman. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chairperson. Among other reasons, the Board selected Mr. Bennett as Chairman due to his substantial financial

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industry experience and his tenure on the Board. As the Chairman, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of nine Trustees. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board is comprised of Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board’s oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof, and acts as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Trust’s Audit Committee consists of the following Independent Trustees: Joseph W. Chow, Chairperson; Ann D. Borowiec; Lucinda S. Landreth; and Frances A. Sevilla-Sacasa. The Audit Committee held [six] meetings during the Trust’s last fiscal year.

Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, c/o Delaware Investments Funds at 2005 Market Street, Philadelphia, PA 19103-7094. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: John A. Fry, Chairperson; Thomas L. Bennett (ex officio); Frances A. Sevilla-Sacasa; Thomas K. Whitford; and Janet L. Yeomans. The Nominating and Corporate Governance Committee held [five] meetings during the Trust’s last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust’s business and structure, the individual’s experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee’s business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee’s background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Thomas L. Bennett — Currently the Board’s Chairman, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees of the Trust found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. Her experience would also provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec joined the Board in March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees of the Trust found that his extensive experience in business strategy in non-U.S. markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow’s management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management

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Management of the Trust

firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board’s expertise. Mr. Chow holds a B.A. degree from Brandeis and M.C.P. and M.S. in Management degree from MIT. Mr. Chow has served on the Board since January 2013.

John A. Fry — Mr. Fry has over 25 years of experience in higher education. He has served in senior management for three major institutions of higher learning. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Lucinda S. Landreth — Ms. Landreth has over 35 years of experience in the investment management industry, particularly with equity management and analysis. She has served as Chief Investment Officer for a variety of money management firms including a bank, a broker, and an insurance company. Ms. Landreth has advised mutual funds, pension funds, and family wealth managers and has served on the board and executive committees of her college, two foundations and several nonprofit institutions. In addition to holding a B.A., she is a Chartered Financial Analyst. Ms. Landreth has served on the Board since March 2005.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the U.S. The Independent Trustees also found that Ms. Sevilla-Sacasa’s management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board’s expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford’s senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board’s expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management and mergers and acquisitions. She also serves as a board member of a for-profit company. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the president of Delaware Investments since June 2015, and he is responsible for all aspects of the firm’s business. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves as chair elect on the board of directors of the National Association of Securities Professionals (“NASP”), and he is on the board of directors of the Sustainability Accounting Standards Board (“SASB”).

Independent Trustee Committee: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee is comprised of all of the Trust’s Independent Trustees. The Independent Trustee Committee held [four] meetings during the Trust’s last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. The Investments Committee consists of the following Independent Trustees: Janet L. Yeomans, Chairperson; Ann D. Borowiec; Joseph W. Chow; Frances Sevilla-Sacasa; and Lucinda S. Landreth. The Investments Committee held [four] meetings during the Trust’s last fiscal year.

Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the

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processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Fund’s transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust’s series, and to provide direction with respect thereto; (6) engaging the services of the Trust’s Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management’s periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Fund with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager’s internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board’s other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Independent Trustee Committee play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Independent Trustee Committee, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board’s approach to risk oversight will be able to minimize or even mitigate any particular risk. The Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Fund, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policy

The Fund has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Manager has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing the Manager’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services Inc. (“ISS”) to analyze proxy statements on behalf of the Fund and the Manager’s other clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS’s proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. By no later than Aug. 31 of each year, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

The Procedures contain a general guideline stating that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Manager will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to

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Proxy Voting Policy

increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

Because the Trust has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies that the Manager receives on behalf of the Fund are voted by ISS in accordance with the Procedures.

Because almost all Fund proxies are voted by ISS pursuant to the predetermined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS’s recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner that the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to the Fund, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Investments Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Fund. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust.

As of Sept. 30, 2016, the Manager and its affiliates within Delaware Investments were managing in the aggregate [Delaware update: $______] billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Delaware Management Business Trust (a Delaware statutory trust), which is a subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Delaware Investments” is the marketing name for DMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group.” Under certain circumstances, including the termination of the Trust’s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Fund’s Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days’ notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Fund shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Value® Fund	0.65% on the ﬁrst $500 million 0.60% from $500 million to $1 billion 0.55% from $1 billion to $2.5 billion 0.50% of the average daily net assets in excess of $2.5 billion

During the past three fiscal years, the Fund paid the following investment management fees:

Fund	Nov. 30, 2016	Nov. 30, 2015	Nov. 30, 2014
Delaware Value Fund	[$__________] [$__________] [$__________]	$43,621,205 earned $43,621,205 paid $0 waived	$27,703,258 earned $27,703,258 paid $0 waived

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Except for those expenses borne by the Manager under the Investment Management Agreement, and the Distributor under the Distribution Agreement, the Fund is responsible for all of its own expenses. Among others, such expenses include the Fund’s proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Distributor

The Distributor, Delaware Distributors, L.P., located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the national distributor of the Fund’s shares under a Distribution Agreement dated May 15, 2003, as amended and restated Jan. 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Retail Classes under their respective Rule 12b-1 Plans. The Distributor is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Fund. See the Prospectus for information on how to invest. Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the other Delaware Investments Funds. The Board annually reviews fees paid to the Distributor.

During the Fund’s last three fiscal years, the Distributor received net commissions from the Fund on behalf of its Class A shares, after re-allowances to dealers, as follows:

Fiscal Year Ended	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
11/30/16	[$_________]	[$_________]	[$_________]
11/30/15	$3,014,730	$2,547,525	$467,205
11/30/14	$2,511,483	$2,127,180	$384,303

During the Fund’s past three fiscal years, the Distributor received, in the aggregate, contingent deferred sales charge payments for the Fund as follows:

Fund/Fiscal Year Ended	Class A	Class C
11/30/16	[$_________]	[$_________]
11/30/15	$43,304	$88,912
11/30/14	$75,744	$46,730

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and effective Nov. 1, 2014, serves as the Fund’s shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. Prior to this time, Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, served as the Fund’s shareholder servicing, dividend disbursing, and transfer agent. The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Investments Funds. The Transfer Agent is paid a fee by the Fund for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Fund will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Fund. The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

The Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides subtransfer agency services to the Fund. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Fund or payment of redemptions. The proceeds of this investment program are used to offset the Fund’s transfer agency expenses.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), One Wall Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Fund. Those services include performing functions related to calculating the Fund’s NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Fund pays BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. Effective Nov. 1, 2014, DIFSC provides fund accounting and financial administration oversight services to the Fund. Those services include overseeing the Fund’s pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also

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Investment Manager and Other Service Providers

manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Fund pays DIFSC an asset-based fee, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Investments Family of Funds on a relative NAV basis. Prior to Nov. 1, 2014, DSC provided fund accounting and financial administration oversight services to the Delaware Investments Family of Funds.

[BNYM: Update]

During the fiscal years ended Nov. 30, 2014, 2015, and 2016 the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $1,481,723, $2,260,369, and [$_________], respectively.

During the fiscal years ended Nov. 30, 2014, 2015, and 2016, the Funds paid the following amounts to DSC for fund accounting and financial administration oversight services: $246,255, $393,549, and [$_________], respectively.

Custodian

BNY Mellon is the custodian of the Fund’s securities and cash. As custodian for the Fund, BNY Mellon maintains a separate account or accounts for the Fund; receives, holds, and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund’s portfolio securities.

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust’s legal counsel.

Portfolio Managers

[Delaware: Update]

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of July 31, 2016 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis. The personal account information is current as of June 30, 2016.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance-Based Fees	Total Assets in Accounts with Performance-Based Fees
D. Tysen Nutt Jr. Registered investment companies Other pooled investment vehicles Other accounts	9 6 37	$12.4 billion $1.1 billion $7.5 billion	0 0 1	$0 $0 $2.5 billion
Robert A. Vogel Jr. Registered investment companies Other pooled investment vehicles Other accounts	8 6 40	$12.2 billion $1.1 billion $7.5 billion	0 0 1	$0 $0 $2.5 billion
Nikhil G. Lalvani Registered investment companies Other pooled investment vehicles Other accounts	8 6 40	$12.2 billion $1.1 billion $7.5 billion	0 0 1	$0 $0 $2.5 billion
Kristen E. Bartholdson Registered investment companies Other pooled investment vehicles Other accounts	8 6 39	$12.2 billion $1.1 billion $7.5 billion	0 0 1	$0 $0 $2.5 billion

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio

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manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

One of the accounts managed by the portfolio manager as set forth in the table above has performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage this account so as to enhance his performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While the Manager’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

The following information replaces the information contained in the section in the Fund’s SAI entitled “Portfolio Managers – Compensation Structure”:

Compensation Structure

Each portfolio manager’s compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — Large-Cap Value Equity Portfolio Managers. Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Delaware Investments keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) create the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Lipper peer groups and the performance of institutional composites relative to the appropriate indices. Performance for the 3- and 5-year periods is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Delaware Investments Incentive Unit Plan, the Delaware Investments Notional Investment Plan, and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Delaware Investments Incentive Unit Plan — Portfolio managers may be awarded incentive unit awards (“Awards”) relating to the underlying shares of common stock of DMHI issuable pursuant to the terms of the Delaware Investments Incentive Unit Plan (the “Plan”) adopted on Nov. 30, 2010.

The Plan was adopted in order to: assist the Manager in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and the Manager; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. The fair market value of the shares of DMHI, is normally determined as of each March 31, June 30, Sept. 30, and Dec. 31 by an independent appraiser. Generally, a stockholder may put shares back to the company during the put period communicated in connection with the applicable valuation.

Delaware Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within the Delaware Investments Family of Funds pursuant to the terms of the Delaware Investments Notional Investment Plan. The retained amount will vest in three equal tranches in each of the first, second, and third years following the date upon which the investment is made.

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in equal tranches two, three, and four years after the date of investment.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of Fund Shares

As of Nov. 30, 2016, the portfolio managers did not own any shares of the Fund.

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Trading Practices and Brokerage

The Manager selects broker/dealers to execute transactions on behalf of the Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Fund. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Fund pays reasonable brokerage commission rates based upon the professional knowledge of the Manager’s trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.

During the fiscal years ended Nov. 30, 2014, 2015, and 2016, the aggregate dollar amounts of brokerage commissions paid by the Fund were as follows: $1,472,177, $2,498,848, and [$_________], respectively.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Fund’s Investment Management Agreement , higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Fund paying higher commissions, the Manager believes that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager that constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as the Fund is not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to the Fund and/or to other Delaware Investments® Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be being used for the advantage of the Fund or other funds and not for the advantage of the Manager.

During the fiscal year ended Nov. 30, 2015, portfolio transactions of the Fund in the amount of $379,610,102, resulting in brokerage commissions of $218,451, were directed to brokers for brokerage and research services provided.

As of Nov. 30, 2015, the Fund did not hold securities of its regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers’ parents.

The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

The Fund has the authority to participate in a commission recapture program. Under the program and subject to seeking best execution (as described in the first paragraph of this section), the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Fund in cash. Any such commission rebates will be included as a realized gain on securities in the appropriate financial statements of the Fund. The Manager and its affiliates have previously acted, and may in the future act, as an investment manager to mutual funds or

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separate accounts affiliated with the administrator of the commission recapture program. In addition, affiliates of the administrator act as consultants in helping institutional clients choose investment managers and may also participate in other types of businesses and provide other services in the investment management industry.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of the Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust’s registration statement (as amended from time to time), governing instruments and applicable law, fully paid and nonassessable. Shares do not have preemptive rights. All shares of the Fund represent an undivided proportionate interest in the assets of the Fund. As a general matter, shareholders of the Classes may vote only on matters affecting their respective Class, including the Rule 12b-1 Plans of the Retail Classes that relate to the Class of shares that they hold. Except for the foregoing, each share Class has the same voting and other rights and preferences as the other Classes of the Fund. General expenses of the Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of the Retail Classes’ Rule 12b-1 Plans will be allocated solely to those Classes and Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to brokers, dealers, or other financial intermediaries.

Effective as of the close of business on Feb. 21, 1997, Delaware Group Decatur Fund, Inc. changed its name to Delaware Group® Equity Funds II, Inc. Effective Nov. 23, 1999, Delaware Group Equity Funds II, Inc. changed its name to Delaware Group Equity Funds II.

The Trust’s Diversified Value Fund commenced operations on Sept. 15, 1998. Effective as of the close of business on Aug. 16, 1999, the name of Diversified Value Fund and its Classes changed to Delaware Diversified Value Fund. Effective as of July 30, 2004, the name of Delaware Diversified Value Fund and its Classes changed to Delaware Value® Fund.

On Sept. 25, 2014, all remaining Class B shares of the Fund were converted to Class A shares of the Fund.

Noncumulative Voting

The Trust’s shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Effective after the close of business on October 10, 2016, the Fund is closed to new investors. Existing shareholders of the Fund; certain retirement plans and IRA transfers and rollovers from these plans; and certain advisory or fee based programs sponsored by and/or controlled by financial intermediaries where the financial intermediary has entered into an arrangement with the Fund’s distributor or transfer agent (mutual fund wrap accounts) may continue to purchase shares.

Shares of the Fund are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in the Fund’s best interest. The minimum initial investment generally is $1,000 for Class A shares, Class C shares, and Class T shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Investments Fund, the Manager, or any of the Manager’s affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Class R, Class R6, and the Institutional Class shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

You may purchase only up to $1 million of Class C shares of the Fund at one time. Orders that exceed $1 million or more will be rejected. An investor should keep in mind that reduced front-end sales charges apply to investments of $50,000 or more in Class A shares and of $250,000 or more in Class T shares; that Class A and Class T shares are subject to lower annual Rule 12b-1 Plan expenses than Class C shares; that Class A shares generally are not subject to a CDSC; and that Class T shares are not subject to a CDSC.

Financial intermediaries are responsible for transmitting orders promptly. The Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund’s best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. The Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Investments Fund. The Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a U.S. financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

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Purchasing Shares

The Fund also reserves the right, following shareholder notification, to charge a service fee on accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Fund may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, the Fund reserves the right, upon 60 days’ written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A and Institutional Class shares of the Fund. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder’s account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Fund. No charge is assessed by the Trust for any certificate issued. The Fund does not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Fund. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor’s certificate(s) must accompany such request.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary’s policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares, Class C shares, and Class T shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A or Class T shares and incur a front-end sales charge and annual Rule 12b-1 Plan expenses to a maximum of 0.25% of the average daily net assets of Class A or Class T shares of the Fund, or to purchase Class C shares and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual Rule 12b-1 Plan expenses. Class C shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class C shares are each subject to annual Rule 12b-1 Plan expenses of up to a maximum of 1.00% of average daily net assets of the Class, 0.25% of which is a service fee to be paid to the Distributor, dealers, or others for providing personal service and/or maintaining shareholder accounts.

The higher Rule 12b-1 Plan expenses on Class C shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time.

Class R shares have no front-end sales charge and are not subject to a CDSC, but incur annual Rule 12b-1 expenses of up to a maximum of 0.50%. Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

In comparing Class C shares to Class R shares, investors should consider the higher Rule 12b-1 Plan expenses on Class C shares. Investors also should consider the fact that Class R shares do not have a front-end sales charge and, unlike Class C shares, are not subject to a CDSC.

For the distribution and related services provided to, and the expenses borne on behalf of, the Fund, the Distributor and others will be paid, in the case of Class A and Class T shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees; in the case of Class C shares, from the proceeds of the Rule 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption; and in the case of Class R shares, from the proceeds of the Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling the Retail Classes. Investors should understand that the purpose and function of the respective Rule 12b-1 Plans (including for Class R shares) and the CDSC applicable to Class C shares are the same as those

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of the Rule 12b-1 Plan and the front-end sales charge applicable to Class A shares in that such fees and charges are used to finance the distribution of the respective Classes. See “Plans under Rule 12b-1 for the Retail Classes” below.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, subaccounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares are generally available only to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6. Class R6 shares generally are not available to nonretirement accounts, traditional individual retirement accounts (IRAs), Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, owner-only 401(k) plans, or 529 college savings plans. Class R6 shares may not be available through certain financial intermediaries.

Dividends, if any, paid on the Retail Classes, Class R6 shares, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to the Retail Classes will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Class T Shares: Purchases of $250,000 or more of Class T shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectus.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios. There is no share class exchange privilege for Class T shares.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another Fund under certain circumstances, depending on such Program’s eligibility to purchase Institutional Class shares of that Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until two years after the purchase of such Class A shares.

Exchanging Class C shares for Class A shares or Institutional Class shares

Class C shares purchased by accounts participating (or intending to participate) in certain Programs may be exchanged by the financial intermediary on behalf of the shareholder for either Class A shares or Institutional Class shares of the Fund under certain circumstances, depending on such Program’s eligibility to purchase either Class A shares or Institutional Class shares of the Fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class C shares that are subject to a CDSC are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally one year after the purchase of such Class C shares.

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Purchasing Shares

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of the Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

Dealer’s Commission — Class A Shares

For initial purchases of Class A shares of $1 million or more, a dealer’s commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary’s eligibility for the dealer’s commission, purchases of Class A shares of other Delaware Investments® Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be eligible for a dealer’s commission in connection with certain purchases made under a letter of intent or pursuant to an investor’s right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer’s commission in the case of combined purchases.

An exchange from other Delaware Investments® Funds will not qualify for payment of the dealer’s commission, unless a dealer’s commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer’s commission are subject to change or termination at any time by the Distributor at its discretion.

The Delaware Investments® Funds no longer offer a dealer’s commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectus.

Contingent Deferred Sales Charge — Class C Shares

Class C shares are purchased without a front-end sales charge. Class C shares redeemed within 12 months of purchase may be subject to a CDSC of 1.00%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the NAV at the time of purchase of the shares being redeemed or the NAV of those shares at the time of redemption. No CDSC will be imposed on increases in NAV above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the “net asset value at the time of purchase” will be the NAV at purchase of Class C shares, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the “net asset value of such shares at the time of redemption” will be the NAV of the shares that were acquired in the exchange. See the Prospectus for a list of the instances in which the CDSC is waived.

In determining whether a CDSC applies to a redemption of Class C shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

Level Sales Charges Alternative — Class C Shares

Class C shares may be purchased at NAV without a front-end sales charge and, as a result, the full amount of the investor’s purchase payment will be invested in Fund shares. The Distributor currently compensates financial intermediaries for selling Class C shares at the time of purchase from its own assets in an amount equal to no more than 1.00% of the dollar amount purchased. As discussed below, Class C shares are subject to annual Rule 12b-1 Plan expenses and, as discussed above, if redeemed within 12 months of purchase, a CDSC.

Proceeds from the CDSC and the annual Rule 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C shares. These payments support the compensation paid to financial intermediaries for selling Class C shares. Payments to the Distributor and others under the Class C Rule 12b-1 Plan may be in an amount equal to no more than 1.00% annually.

Holders of Class C shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C shares as described in this SAI. See “Redemption and Exchange” below.

Plans under Rule 12b-1 for the Retail Classes

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for each of the Retail Classes (the “Plans”). Each Plan permits the Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to the Class R and Institutional Class shares. Such shares are not included in calculating the Plans’ fees, and the Plans are not used to assist in the distribution and marketing of the Fund’s Class R and Institutional Class shares. Shareholders of the Class R and Institutional Class may not vote on matters affecting the Plans.

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The Plans permit the Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Retail Classes monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of shares of the Retail Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning the Retail Classes and increase sales of the Retail Classes.

The Plans do not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plans. The Distributor may, however, incur such additional expenses and make additional payments to dealers from its own resources to promote the distribution of shares of the Retail Classes. The monthly fees paid to the Distributor under the Plans are subject to the review and approval of the Trust’s Independent Trustees, who may reduce the fees or terminate the Plans at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of the Retail Classes would be borne by such persons without any reimbursement from such Retail Classes. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, the Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plans.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plans and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plans and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Distribution Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plans is in the best interest of shareholders of the Retail Classes and that there is a reasonable likelihood of each Plan providing a benefit to its respective Retail Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Retail Class at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plans and the Distribution Agreement, or by a majority vote of the relevant Retail Class’s outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Retail Class’s outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. Also, any other material amendment to the Plans must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plans or Distribution Agreement. In addition, in order for the Plans to remain effective, the selection and nomination of Independent Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plans or Distribution Agreement. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board for its review.

The Board has adopted a formula for calculating 12b-1 plan fees for the Fund’s Class A shares. The total 12b-1 fees to be paid by Class A shareholders of the Fund will be the sum of: (i) 0.10% of the average daily net assets representing shares that were acquired prior to May 2, 1994 and (ii) 0.25% of the average daily net assets representing shares that were acquired on or after May 2, 1994. All Class A shareholders will bear 12b-1 fees at the same rate, the blended rate, based upon the allocation of the rates described above. This method of calculating Class A 12b-1 fees may be discontinued at the sole discretion of the Board.

For the fiscal year ended Nov. 30, 2016, the Rule 12b-1 payments for the Fund’s Class A shares, Class C shares, and Class R shares were: [$_________], [$_________], and [$_________], respectively. Such amounts were used for the following purposes:

Delaware Value® Fund	Class A Shares	Class C Shares	Class R Shares
Advertising	[$_________]	[$_________]	[$_________]
Annual/Semiannual Reports	[$_________]	[$_________]	[$_________]
Broker Sales Charge	[$_________]	[$_________]	[$_________]
Broker Trails*	[$_________]	[$_________]	[$_________]
Salaries & Commissions to Wholesalers	[$_________]	[$_________]	[$_________]
Interest on Broker Sales Charge	[$_________]	[$_________]	[$_________]
Promotion-Other	[$_________]	[$_________]	[$_________]
Prospectus Printing	[$_________]	[$_________]	[$_________]
Wholesaler Expenses	[$_________]	[$_________]	[$_________]

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Purchasing Shares

Delaware Value® Fund	Class A Shares	Class C Shares	Class R Shares
Total Expenses	[$_________]	[$_________]	[$_________]

*

The broker trail amounts listed in this row are principally based on payments made to ﬁnancial intermediaries monthly. However, certain ﬁnancial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reﬂected in the amounts in this row.

Special Purchase Features — Class A Shares

Buying Class A Shares at Net Asset Value: As disclosed in the Prospectus, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Investments Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan distributed by an affiliate of the Manager or a member of their household; and (ii) purchases in a Foundation IRA require a minimum initial investment of $5,000 per Fund. The Delaware Investments Funds reserve the right to modify or terminate these arrangements at any time.

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Fund will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent or financial intermediary will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Fund and of any class of any of the other Delaware Investments Funds previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Investments Fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor’s obligation under a letter of intent, Class C shares of the Fund and the corresponding classes of shares of other Delaware Investments Funds that offer such shares may be aggregated with Class A shares of the Fund and the corresponding class of shares of the other Delaware Investments Funds. Your financial intermediary may have different procedures for administering this feature.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can include, subject to the exceptions described below, the total amount of any Class of shares you own of the Fund and all other Delaware Investments® Funds. However, you cannot include mutual fund shares that do not carry a front-end sales charge, CDSC, or Limited CDSC, unless you acquired those shares through an exchange from a Delaware Investments® Fund that did carry a front-end sales charge, CDSC, or Limited CDSC.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, purchasers may also combine any subsequent purchases of Class A shares and Class C shares of the Fund, as well as shares of any other class of any of the other Delaware Investments Funds that offer such classes (except shares of any Delaware Investments Fund that do not carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of the Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectus to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

12-Month Reinvestment Privilege: Holders of Class A shares of the Fund (and of the Institutional Class shares of the Fund holding shares that were acquired through an exchange from one of the other Delaware Investments Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Fund or in the same Class of any of the other Delaware Investments Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds

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may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in the Delaware Investments Funds, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. The reinvestment privilege does not extend to a redemption of Class C shares.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Investments Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Investments Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Investments Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Fund’s shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectus, based on total plan assets. If a company has more than one plan investing in Delaware Investments Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See “Retirement Plans for the Retail Classes” under “Investment Plans” below for information about retirement plans.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer’s commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Investments Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder’s account on that date.

Reinvestment of Dividends in other Delaware Investments Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may automatically reinvest dividends and/or distributions in any of the other Delaware Investments Funds, including the Fund, in states where their shares may be sold. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund’s shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends, and/or distributions from other Delaware Investments® Funds may be invested in shares of the Fund, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Class C shares may only be directed to other Class C shares, dividends from Class T shares may only be directed to other Class T shares, dividends from Class R shares may only be directed to other Class R shares, dividends from Class R6 shares may only be directed to other Class R6 shares, and dividends from Institutional Class shares may only be directed to other Institutional Class shares.

Investing by Exchange

If you have an investment in another Delaware Investments Fund, you may exchange part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Fund’s Prospectus. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

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Investment Plans

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Fund to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder’s account of payments such as social security, veterans’ pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks.

Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder’s bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder’s bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder’s bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Fund will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m. Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Fund through regular liquidations of shares in their accounts in other Delaware Investments Funds. Shareholders may elect to invest in one or more of the other Delaware Investments Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other Delaware Investments Funds, subject to the conditions and limitations set forth in the Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder’s account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Fund may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, or 457 Retirement Plans. In addition, the Fund may be suitable for use in Roth IRAs and Coverdell ESAs. For

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further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

The CDSC may be waived on certain redemptions of Class C shares. See the Prospectus for a list of the instances in which the CDSC is waived.

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Class R6 shares or Institutional Class shares. For additional information, call the Shareholder Service Center at 800 523-1918.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A and Class T shares are effected at the offering price next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Fund’s other share classes are effected at the NAV per share next calculated after receipt of the order by the Fund, its agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A and Class T shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 p.m. Eastern time, on days when the NYSE is open for business. The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day’s NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Fund will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Fund’s next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectus.

The NAV per share for each share class of the Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund’s total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, CMBSs, and U.S. government agency MBSs, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

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Determining Offering Price and Net Asset Value

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

Each Class of the Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of the Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by the Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class’ percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class and Class R6 shares will not incur any of the expenses under the Trust’s Rule 12b-1 Plans, while the Retail Classes will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to any broker, dealer or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of the Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after the Fund receives your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See the Fund’s Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, the Fund will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class C shares, and, if applicable, the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Investments Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Investments Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days’ written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Investments Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Investments Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Fund or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Fund will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Fund will honor redemption requests as to shares for which a check was tendered as payment, but the Fund will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. The Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder’s address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Fund will automatically redeem from the shareholder’s account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Fund or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for the Fund to value fairly its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Fund may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

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Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder.

The value of the Fund’s investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” below. Class C shares are subject to CDSCs as described under “Contingent Deferred Sales Charge — Class C Shares” under “Purchasing Shares” above and in the Prospectus. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Retail Classes, there may be a bank wiring cost, neither the Fund nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

Holders of Class C shares that exchange their shares (“Original Shares”) for shares of other Delaware Investments Funds (in each case, “New Shares”) in a permitted exchange will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and any CDSC assessed upon redemption of the New Shares will be charged by the Fund from which the Original Shares were exchanged. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares.

You may exchange all or part of your investment in one or more Delaware Investments Funds for shares of other Delaware Investments Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. Holders of Class R shares of the Fund are permitted to exchange all or part of their Class R shares only for Class R shares of other Delaware Investments Funds or, if Class R shares are not available for a particular fund, for the Class A shares of such fund. To open an account by exchange, call your financial intermediary or the Shareholder Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Fund will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class C shares will be made without the imposition of a CDSC by the Delaware Investments Fund from which the exchange is being made at the time of the exchange.

The Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager’s judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder’s purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund’s assets.

The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern deemed market timing in any Delaware Investments Fund to be a market timer. Your ability to use the Fund’s exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Fund’s Prospectus for more information on its market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Fund requires a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Fund may require further documentation from corporations, executors, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

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Redemption and Exchange

Written Exchange

You may also write to the Fund (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Investments Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Fund in which you have your account in writing that you do not wish to have such services available with respect to your account. The Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days’ written notice to shareholders. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

The Fund and its Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by the Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Investments Fund into which your shares are being exchanged.

Telephone Redemption — Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption — Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder’s account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder’s bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call the Shareholder Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Investments Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Fund, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Investments Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and the Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Fund to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00 p.m. Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Fund does not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with

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a stable supplemental amount. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder’s account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor’s savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated.

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Fund must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is investing in Delaware Investments Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer’s commission has been paid on that purchase. The applicable Limited CDSC for Class A shares and CDSC for Class C shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectus for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder’s signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Fund does not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A Shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) 1.00% if shares are redeemed during the first year after the purchase; and (ii) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer’s commission described above in “Dealer’s Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectus, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Fund or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

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Redemption and Exchange

Waivers of Contingent Deferred Sales Charges

Please see the Prospectus for instances in which the Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares may be waived. The Limited CDSC applicable to Class A shares and the CDSC applicable to Class C shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectus.

The policy of the Trust is to distribute substantially all of the Fund’s net investment income and net realized capital gains, if any, in the amount and at the times that will allow the Fund to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of the Fund will share proportionately in the investment income and expenses of the Fund, except that each Retail Class alone will incur distribution fees under its respective Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder’s election to receive dividends in cash. If such a shareholder’s dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

Any check in payment of dividends or other distributions that cannot be delivered by the U.S. Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder’s account at the then-current NAV and the dividend option may be changed from cash to reinvest. The Fund may deduct from a shareholder’s account the costs of the Fund’s efforts to locate the shareholder if the shareholder’s mail is returned by the U.S. Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder’s mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

•
Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

•
Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

•
Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities

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of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions — Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before Dec. 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after Dec. 22, 2010 must be used before capital losses realized in a taxable year beginning on or before Dec. 22, 2010.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before Dec. 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Distributions and Taxes

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after Oct. 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after Oct. 31 of the current taxable year (“post-October capital losses”), and
(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after Oct. 31 of the current taxable year, over (b) specified gains incurred after Oct. 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after Dec. 31 of the current taxable year, over (b) the ordinary income incurred after Dec. 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence. Special rules apply to a fund with a fiscal year ending in November or December that elects to use its taxable year for determining its capital gain net income for excise tax purposes.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by Dec. 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on Oct. 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after Oct. 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on Jan. 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The U.S. has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified dividend income for individuals” and “— Dividends-received deduction for corporations.”

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Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the U.S., or (ii) are eligible for benefits under certain income tax treaties with the U.S. that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the U.S. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund’s NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on Dec. 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

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Distributions and Taxes

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after Jan. 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund’s default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at delawareinvestments.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by Jan. 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

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the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

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the exchange of Class C shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

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the exchange of Institutional Class shares for Class A shares or Class C shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

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Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some

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cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain non-cash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors — Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to

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shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise, or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

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provide your correct social security or taxpayer identification number;

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certify that this number is correct;

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certify that you are not subject to backup withholding; and

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certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors. Non-U.S. investors (shareholders who, as to the U.S., are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The U.S. imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the U.S. for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return. In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

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U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the U.S. and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the U.S. has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”): (a) income dividends and (b) after Dec. 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

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Performance Information

To obtain the Fund’s most current performance information, please call 800 523-1918 or visit our website at delawareinvestments.com.

Performance quotations represent the Fund’s past performance and should not be considered as representative of future results. The Fund will calculate its performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable U.S. securities laws, as they may be revised from time to time by the SEC.

Financial Statements

[______________], which is located at [_________________________________], serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Fund’s Annual Report. The Fund’s Statement of Assets and Liabilities, Schedules of Investments, Statement of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of [________], the independent registered public accounting firm, for the fiscal year ended Aug. 31, 2016, are included in the Fund’s Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the report of [________] listed above are incorporated by reference from the Annual Report into this SAI.

[________] has informed the Trust that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as [________], from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Trust is required under various securities laws to have its financial statements audited by an independent accounting firm.  [________] has informed the Trust that [________] has relationships with lenders who hold or own more than ten percent of the shares of certain funds within the Delaware Investments Family of Funds. These relationships call into question [________]’s independence under the Loan Rule with respect to those funds, as well as all other funds in the complex. The SEC has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Trust’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)).  In addition, [________] has advised the Trust’s Audit Committee that [________] believes that under the facts and circumstances surrounding [________]’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Trust has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.  If in the future, however, the independence of [________] is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Trust will need to take other action in order for its SEC filings containing financial statements to be deemed compliant with applicable securities laws. Finally, the SEC has indicated that its no-action relief will expire 18 months from its issuance, after which [________] and the Delaware Investments Family of Funds will no longer be able to rely on the letter unless its term is extended or made permanent by the SEC Staff.

Principal Holders

As of [___________], 2017, Management believes the following shareholders held of record 5% or more of the outstanding shares of each class of the Fund. Management does not have knowledge of beneficial owners.

On or after the date of this SAI, the Fund's Class T shares commenced operations so there were no principal holders of the Class T shares as of the date of this SAI.

Class	Name and Address of Account	Percentage
Delaware Value® Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1905
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE E FL2 JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310

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Class	Name and Address of Account	Percentage
Delaware Value Fund Class C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE E FL2 JACKSONVILLE FL 32246-6484
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713
Delaware Value Fund Class R	STATE STREET BANK & TRUST TTEE C/F ADP ACCESS PRODUCT 1 LINCOLN ST BOSTON MA 02111-2901
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE E FL2 JACKSONVILLE FL 32246-6484
Delaware Value Fund Institutional Class	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FL JERSEY CITY NJ 07311
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTENTION: FUND ADMIN SEC 4800 DEER LAKE DRIVE E FL2 JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 499 WASHINGTON BLVD FL4 JERSEY CITY NJ 07310

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PART C
(Delaware Group® Equity Funds II)
File Nos. 002-13017/811-00750
Post-Effective Amendment No. 148

Other Information

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:

	(a)	Articles of Incorporation.

		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

			(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 130 filed March 27, 2008.

			(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 132 filed January 29, 2010.

			(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 132 filed January 29, 2010.

			(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 144 filed March 25, 2016.

		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

	(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 144 filed March 25, 2016.

	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).

	(d)	Investment Advisory Contracts.

		(1)	Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 140 filed March 28, 2014.

			(i)	Executed Amendment No. 1 (May 12, 2012) to Exhibit A to the Investment Management Agreement between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 138 filed March 28, 2013.

	(e)	Underwriting Contracts.

		(1)	Distribution Agreements.

			(i)	Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant attached as Exhibit No. EX-99.e.1.i.

		(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 136 filed March 26, 2012.

	(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 136 filed March 26, 2012.

	(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 136 filed March 26, 2012.

(f)	Bonus or Profit Sharing Contracts. Not applicable.

(g)	Custodian Agreements.

	(1)	Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 131 filed March 27, 2009.

		(i)	Executed Amendment (January 1, 2014) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 142 filed March 30, 2015.

	(2)	Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 130 filed March 27, 2008.

		(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 134 filed March 30, 2011.

		(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 133 filed March 30, 2010.

(h)	Other Material Contracts.

	(1)	Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 118 filed January 31, 2002.

		(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 122 filed November 24, 2003.

		(ii)	Executed Amendment No. 1 (May 12, 2012) to Schedule A to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 138 filed March 28, 2013.

		(iii)	Executed Schedule B (February 25, 2016) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 146 filed May 2, 2016.

		(iv)	Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 142 filed March 30, 2015.

	(2)	Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 140 filed March 28, 2014.

	(3)	Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 140 filed March 28, 2014.

(i) Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 142 filed March 30, 2015.

	(i)	Legal Opinion.

		(1)	Opinion and Consent of Counsel (November 18, 1999) incorporated into this filing by reference to Post-Effective Amendment No. 113 filed November 22, 1999.

		(2)	Opinion and Consent of Counsel (April 29, 2016) with respect to the Class R6 shares of Delaware Value Fund incorporated into this filing by reference to Post-Effective Amendment No. 146 filed May 2, 2016.

		(3)	Opinion and Consent of Counsel (January 2017) with respect to the Class T shares of Delaware Value Fund attached as Exhibit No. EX-99.i.3.

	(j)	Other Opinions. Not applicable.

	(k)	Omitted Financial Statements. Not applicable.

	(l)	Initial Capital Agreements. Not applicable.

	(m)	Rule 12b-1 Plan.

		(1)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 118 filed January 31, 2002.

		(2)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 118 filed January 31, 2002.

		(3)	Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 128 filed March 28, 2006.

	(n)	Rule 18f-3 Plan.

		(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (February 25, 2016) incorporated into this filing by reference to Post-Effective Amendment No. incorporated into this filing by reference to Post-Effective Amendment No. 146 filed May 2, 2016

(i) Updated Appendix A (November 30, 2016) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.

	(o)	Reserved.

	(p)	Codes of Ethics.

		(1)	Code of Ethics for Delaware Investments (Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P.) and Delaware Investments Family of Funds (October 1, 2013) incorporated into this filing by reference to Post-Effective Amendment No. 140 filed March 28, 2014.

	(q)	Other.

		(1)	Powers of Attorney (August 20, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 144 filed March 25, 2016.

Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.

Item 30.	Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 130 filed March 27, 2008. Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 144 filed March 25, 2016.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments® Funds (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., and Delaware Enhanced Global Dividend and Income Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Shawn Lytle	President since June 2015	President/Chief Executive Officer/Trustee since June 2015	Mr. Lytle has served in various executive capacities within Delaware Investments
Roger A. Early	Executive Vice President/Executive Director, Head of Fixed Income Investments/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Executive Vice President/Executive Director, Head of Fixed Income Investments/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Mr. Early has served in various capacities within Delaware Investments
Dominic Janssens	Executive Vice President/Global Chief Operations Officer since April 2016	Executive Vice President/Global Chief Operations Officer since April 2016	Mr. Janssens has served in various executive capacities within Delaware Investments
Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Senior Vice President/Head of Municipal Bond Department/Senior Portfolio Manager	Mr. Baxter has served in various capacities within Delaware Investments
Christopher S. Beck	Senior Vice President/Chief Investment Officer—Small Cap Value/Mid-Cap Value Equity	Senior Vice President/Chief Investment Officer - Small Cap Value/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Adam H. Brown	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Brown has served in various capacities within Delaware Investments
Michael P. Buckley	Senior Vice President//Director of Municipal Research	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various capacities within Delaware Investments
Stephen J. Busch	Senior Vice President/Head of Separately Managed Account Operations and Fund Oversight	Senior Vice President/Head of Separately Managed Account Operations and Fund Oversight	Mr. Busch has served in various capacities within Delaware Investments
Michael F. Capuzzi	Senior Vice President/Head of Investment Operations	Senior Vice President/Head of Investment Operations	Mr. Capuzzi has served in various capacities within Delaware Investments
Liu-Er Chen	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare	Senior Vice President/Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Delaware Investments
David F. Connor	Senior Vice President/General Counsel/Secretary	Senior Vice President/General Counsel/Secretary	Mr. Connor has served in various executive capacities within Delaware Investments Senior Vice President/General Counsel/Secretary Optimum Fund Trust
Stephen J. Czepiel	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Czepiel has served in various capacities within Delaware Investments
Craig C. Dembek	Senior Vice President/Co-Head of Credit Research/Senior Research Analyst	Senior Vice President/Co-Head of Credit Research/Senior Research Analyst	Mr. Dembek has served in various capacities within Delaware Investments
Joseph Devine	Senior Vice President/Chief Investment Officer, Global Ex U.S. Equities since March 2016	Senior Vice President/Chief Investment Officer, Global Ex U.S. Equities since March 2016	Mr. Devine has served in various capacities within Delaware Investments
W. Alexander Ely	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Value since February 2016	Senior Vice President/Chief Investment Officer, Small/Mid-Cap Value since February 2016	Mr. Ely has served in various capacities within Delaware Investments
Stuart M. George	Senior Vice President/Head of Equity Trading	Senior Vice President/Head of Equity Trading	Mr. George has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Gregory A. Gizzi	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Gizzi has served in various capacities with Delaware Investments
Edward Gray	Senior Vice President/Chief Investment Officer—Global and International Value Equity	Senior Vice President/Chief Investment Officer – Global and International Value Equity	Mr. Gray has served in various capacities within Delaware Investments
Paul Grillo	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Senior Vice President/Co-Chief Investment Officer—Total Return Fixed Income Strategy	Mr. Grillo has served in various capacities within Delaware Investments
Brian Hannon	Senior Vice President/High Yield Trader since April 2013	Senior Vice President/High Yield Trader since April 2013	Mr. Hannon has served in various capacities within Delaware Investments
Christopher Hanson	Senior Vice President/Insurance Strategy and Asset Liability Management since November 2015	Senior Vice President/Insurance Strategy and Asset Liability Management since November 2015	Mr. Hanson has served in various capacities within Delaware Investments
Sharon Hill	Senior Vice President/Head of Equity Quantitative Research and Analytics	Senior Vice President/Head of Equity Quantitative Research and Analytics	Ms. Hill has served in various capacities within Delaware Investments
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Hillmeyer has served in various capacities within Delaware Investments
James L. Hinkley	Senior Vice President/Head of Product Management	Senior Vice President/Head of Product Management	Mr. Hinkley has served in various capacities within Delaware Investments
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading	Senior Vice President/Head of Investment Grade Corporate Bond Trading	Mr. Ishaq has served in various capacities within Delaware Investments
Cynthia Isom	Senior Vice President/Portfolio Manager	Senior Vice President/Portfolio Manager	Ms. Isom has served in various capacities within Delaware Investments
Paul Matlack	Senior Vice President/Senior Portfolio Manager/Fixed Income Strategist	Senior Vice President/Senior Portfolio Manager/Fixed Income Strategist	Mr. Matlack has served in various capacities within Delaware Investments
Christopher McCarthy	Senior Vice President/Financial Institutions Sales	Senior Vice President/Financial Institutions Sales	Mr. McCarthy has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
John P. McCarthy	Senior Vice President/Portfolio Manager/Co-Head of Credit Research/Senior Research Analyst	Senior Vice President/Portfolio Manager/Co-Head of Credit Research/Senior Research Analyst	Mr. McCarthy has served in various capacities within Delaware Investments
Brian McDonnell	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader	Senior Vice President/Senior Portfolio Manager/Senior Structured Products Analyst/Trader	Mr. McDonnell has served in various capacities within Delaware Investments
Francis X. Morris	Senior Vice President/Chief Investment Officer - Core Equity	Senior Vice President/Chief Investment Officer - Core Equity	Mr. Morris has served in various capacities within Delaware Investments
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Senior Vice President/Chief Compliance Officer	Mr. Murray has served in various capacities within Delaware Investments Senior Vice President/Chief Compliance Officer – Optimum Fund Trust
Susan L. Natalini	Senior Vice President/Chief Operations Officer - Investments	Senior Vice President/Chief Operations Officer - Investments	Ms. Natalini has served in various capacities within Delaware Investments
D. Tysen Nutt	Senior Vice President/Senior Portfolio Manager/Team Leader	Senior Vice President/Senior Portfolio Manager/Team Leader	Mr. Nutt has served in various capacities within Delaware Investments
Philip O. Obazee	Senior Vice President/Head of Derivatives	Senior Vice President/Head of Derivatives	Mr. Obazee has served in various capacities within Delaware Investments
Terrance M. O’Brien	Senior Vice President/Head of Fixed Income Quantitative Analysis Department	Senior Vice President/Head of Fixed Income Quantitative Analysis Department	Mr. O’Brien has served in various capacities with Delaware Investments
Richard Salus	Senior Vice President/Chief Financial Officer	Senior Vice President/Chief Financial Officer	Mr. Salus has served in various capacities within Delaware Investments Senior Vice President/Chief Financial Officer – Optimum Fund Trust
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Co-Head of Client Group since November 2015	Senior Vice President/Chief Marketing and Product Officer/Co-Head of Client Group since November 2015	Mr. Siegel has served in various capacities with Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Michael G. Wildstein	Senior Vice President/Senior Portfolio Manager	Senior Vice President/Senior Portfolio Manager	Mr. Wildstein has served in various capacities within Delaware Investments
Babak Zenouzi	Senior Vice President/Chief Investment Officer—Real Estate Securities and Income Solutions	Senior Vice President/Chief Investment Officer- Real Estate Securities and Income Solutions	Mr. Zenouzi has served in various capacities within Delaware Investments
Gary T. Abrams	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Abrams has served in various capacities within Delaware Investments
Christopher S. Adams	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Adams has served in various capacities within Delaware Investments
Damon J. Andres	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Andres has served in various capacities within Delaware Investments
Wayne A. Anglace	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Anglace has served in various capacities within Delaware Investments
Jason G. Argyris	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Mr. Argyris has served in various capacities within Delaware Investments
Margaret MacCarthy Bacon	Vice President/Investment Specialist	Vice President/Investment Specialist	Ms. Bacon has served in various capacities within Delaware Investments
Patricia L. Bakely	Vice President/Controller	Vice President/Controller	Ms. Bakely has served in various capacities within Delaware Investments
M. Greg Ball	Vice President/Senior Credit Research Analyst since March 2015	Vice President/Senior Credit Research Analyst since March 2015	Mr. Ball has served in various capacities within Delaware Investments
Kristen E. Bartholdson-Peter	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Ms. Bartholdson has served in various capacities within Delaware Investments
Todd Bassion	Vice President/Portfolio Manager	Vice President/Portfolio Manager	Mr. Bassion has served in various capacities within Delaware Investments
Jo Anne Bennick	Vice President/15(c) Reporting	Vice President/15(c) Reporting	Ms. Bennick has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Richard E. Biester	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Biester has served in various capacities within Delaware Investments
Kevin Bock	Vice President/Municipal Credit Analyst	Vice President/Municipal Credit Analyst	Mr. Bock has served in various capacities within Delaware Investments
Zoe Bradley	Vice President/Municipal Bond Portfolio Analyst	Vice President/Municipal Bond Portfolio Analyst	Ms. Bradley has served in various capacities within Delaware Investments
Vincent A. Brancaccio	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Brancaccio has served in various capacities within Delaware Investments
Mary Ellen M. Carrozza	Vice President/Client Services	Vice President/Client Services	Ms. Carrozza has served in various capacities within Delaware Investments
Steven G. Catricks	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Catricks has served in various capacities within Delaware Investments
Wen-Dar Chen	Vice President/Portfolio Manager—International Debt	Vice President/Portfolio Manager - International Debt	Mr. Chen has served in various capacities within Delaware Investments
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Delaware Investments
Sean Conner	Vice President/Director of Fixed Income Product Management	Vice President/Director of Fixed Income Product Management	Mr. Conner has served in various capacities within Delaware Investments
Michael Costanzo	Vice President/Performance Analyst Manager	Vice President/Performance Analyst Manager	Mr. Costanzo has served in various capacities within Delaware Investments
Kishor K. Daga	Vice President/Institutional Account Services	Vice President/Institutional Account Services	Mr. Daga has served in various capacities within Delaware Investments
Cori E. Daggett	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Daggett has served in various capacities within Delaware Investments
Ion Dan	Vice President/Senior Structured Products Analyst/Trader	Vice President/Senior Structured Products Analyst/Trader	Mr. Dan has served in various capacities within Delaware Investments
Guido DeAscanis III	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Mr. DeAscanis has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Kevin C. Donegan	Vice President/Head of Business Manager	Vice President/Head of Business Manager	Mr. Donegan has served in various capacities within Delaware Investments and/or its affiliates since 1994
Camillo D’Orazio	Vice President/Ex-US Client Service Officer	Vice President/Ex-US Client Service Officer	Mr. D’Orazio has served in various capacities within Delaware Investments
Michael E. Dresnin	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Dresnin has served in various capacities within Delaware Investments
Joel A. Ettinger	Vice President/Taxation	Vice President – Taxation	Mr. Ettinger has served in various capacities within Delaware Investments
Richard J. Filip	Vice President/Portfolio Analyst/Trader-Convertible and Municipal Strategies	Vice President/Portfolio Analyst/ Trader-Convertible and Municipal Strategies	Mr. Filip has served in various capacities within Delaware Investments
Michelle Finder	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Ms. Finder has served in various capacities within Delaware Investments
Joseph Fiorilla	Vice President – Trading Operations	Vice President – Trading Operations	Mr. Fiorilla has served in various capacities within Delaware Investments
Charles E. Fish	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Fish has served in various capacities within Delaware Investments
Clifford M. Fisher	Vice President/Municipal Credit Analyst	Vice President/Municipal Credit Analyst	Mr. Fisher has served in various capacities within Delaware Investments
Jane Fisher	Vice President/Investment Specialist since February 2016	Vice President/Investment Specialist since February 2016	Ms. Fisher has served in various capacities within Delaware Investments
Patrick Foley	Vice President/Director of Equity Product Management	Vice President/Director of Equity Product Management	Mr. Foley has served in various capacities within Delaware Investments
Denise A. Franchetti	Vice President/Portfolio Manager/Senior Research Analyst	Vice President/Portfolio Manager/Senior Research Analyst	Ms. Franchetti has served in various capacities within Delaware Investments
Lawrence G. Franko	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Franko has served in various capacities within Delaware Investments
Eric Frei	Vice President/Government and Agency Analyst/Trader	Vice President/Government and Agency Analyst/Trader	Mr. Frei has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Michael Friedman	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Friedman has served in various capacities within Delaware Investments
Mark Frymiare	Vice President/Marketing Support Services	Vice President/Marketing Support Services	Mr. Frymiare has served in various capacities within Delaware Investments
Daniel V. Geatens	Vice President/Director of Financial Administration	Vice President/Treasurer	Mr. Geatens has served in various capacities within Delaware Investments Vice President/Treasurer – Optimum Fund Trust
Christopher Gowlland	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Gowlland has served in various capacities within Delaware Investments
Scott Hastings	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Hastings has served in various capacities within Delaware Investments
Andrew W. Hill	Senior Vice President/Senior Credit Research Analyst	Senior Vice President/Senior Credit Research Analyst	Mr. Hill has served in various capacities within Delaware Investments
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Mr. Hopkins has served in various capacities within Delaware Investments
Chungwei Hsia	Vice President/Emerging and Developed Markets Analyst	Vice President/Emerging and Developed Markets Analyst	Mr. Hsia has served in various capacities within Delaware Investments
Stephen M. Juszczyszyn	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Vice President/Portfolio Manager/Senior Structured Products Analyst/Trader	Mr. Juszczyszyn has served in various capacities within Delaware Investments
William F. Keelan	Vice President/Senior Quantitative Analyst	Vice President/Senior Quantitative Analyst	Mr. Keelan has served in various capacities within Delaware Investments
Nancy Keenan	Vice President/Domestic Equity, Senior Product Manager	Vice President/Domestic Equity, Senior Product Manager	Ms. Keenan has served in various capacities within Delaware Investments
Barry Kendall	Vice President/Senior Equity Analyst since March 2016	Vice President/Senior Equity Analyst since March 2016	Mr. Kendall has served in various capacities within Delaware Investments
Daniel Ko	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Ko has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Anu B. Kothari	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Ms. Kothari has served in various capacities within Delaware Investments
Keith Kwis	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst	Mr. Kwis has served in various capacities within Delaware Investments
Nikhil G. Lalvani	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Lalvani has served in various capacities within Delaware Investments
Jamie LaScala	Vice President/Global Equities/Senior Product Manager	Vice President/Global Equities/Senior Product Manager	Ms. LaScala has served in various capacities within Delaware Investments
Kevin Lam	Vice President/Portfolio Manager-Fixed Income Separately Managed Accounts	Vice President/Portfolio Manager - Fixed Income Separately Managed Accounts	Mr. Lam has served in various capacities within Delaware Investments
Kent Madden	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Mr. Madden has served in various capacities within Delaware Investments
Nate Mahrer	Vice President/Senior Equity Analyst since February 2016	Vice President/Senior Equity Analyst since February 2016	Mr. Mahrer has served in various capacities within Delaware Investments
Stephan Maikkula	Vice President/Senior Portfolio Manager since March 2016	Vice President/Senior Portfolio Manager since March 2016	Mr. Maikkula has served in various capacities within Delaware Investments
Andrew McEvoy	Vice President/Trade Settlements	Vice President/Trade Settlements	Mr. McEvoy has served in various capacities within Delaware Investments
Kelley McKee	Vice President/Portfolio Manager/Equity Analyst	Vice President/Portfolio Manager/Equity Analyst	Ms. McKee has served in various capacities within Delaware Investments
Carleen Michalski	Vice President/Product Manager	Vice President/Product Manager	Ms. Michalski has served in various capacities within Delaware Investments
Saj Moradi	Vice President/Senior Credit Research Analyst	Vice President/Senior Credit Research Analyst	Mr. Moradi has served in various capacities within Delaware Investments
Michael S. Morris	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Morris has served in various capacities within Delaware Investments
Constantine (“Charlie”) Mylonas	Vice President/Product Manager (Since June 2010)	Vice President/Product Manager	Mr. Mylonas has served in various capacities within Delaware Investments
Donald G. Padilla	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Padilla has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Thomas Pak	Vice President/Senior Equity Analyst since March 2016	Vice President/Senior Equity Analyst since March 2016	Mr. Pak has served in various capacities within Delaware Investments
Alexandra R. Parson	Vice President/Financial Institutions Client Services	Vice President/Financial Institutions Client Services	Ms. Parson has served in various capacities within Delaware Investments
Dina Pliotis	Vice President/Senior Equity Analyst since February 2016	Vice President/Senior Equity Analyst since February 2016	Ms. Pliotis has served in various capacities within Delaware Investments
Will Rainbow	Vice President/Engagement Strategy & Analytics	Vice President/Engagement Strategy & Analytics	Mr. Rainbow has served in various capacities within Delaware Investments
Mansur Z. Rasul	Vice President/Head of Emerging Markets Credit Trading	Vice President/Head of Emerging Markets Credit Trading	Mr. Rasul has served in various capacities within Delaware Investments
Carl Rice	Vice President/Senior Investment Specialist	Vice President/Senior Investment Specialist	Mr. Rice has served in various capacities within Delaware Investments
Joseph T. Rogina	Vice President/Senior Equity Trader	Vice President/Senior Equity Trader	Mr. Rogina has served in various capacities within Delaware Investments
Kevin C. Schildt	Vice President/Senior Research Analyst	Vice President/Senior Research Analyst	Mr. Schildt has served in various capacities within Delaware Investments
Van Schreiber	Vice President/Senior Portfolio Manager since February 2016	Vice President/Senior Portfolio Manager since February 2016	Mr. Schreiber has served in various capacities within Delaware Investments
Scott B. Schroeder	Vice President/Investment Grade Corporate Bond Trader	Vice President/Investment Grade Corporate Bond Trader	Mr. Schroeder has served in various capacities within Delaware Investments
Brian Scotto	Vice President/Government and Agency Trader	Vice President/Government and Agency Trader	Mr. Scotto has served in various capacities within Delaware Investments
Richard D. Seidel	Vice President/Treasurer	Vice President/Assistant Treasurer	Mr. Seidel has served in various capacities within Delaware Investments
Catherine A. Seklecki	Vice President/Financial Institutions Client Services	Vice President/Financial Institutions Client Services	Ms. Seklecki has served in various capacities within Delaware Investments
Sean M. Simmons	Vice President/International Bond Trader	Vice President/International Bond Trader	Mr. Simmons has served in various capacities within Delaware Investments

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Colleen Spagnuolo	Vice President/Municipal Credit Analyst	Vice President/Municipal Credit Analyst	Ms. Spagnuolo has served in various capacities within Delaware Investments
Barry Slawter	Vice President/Retail Marketing & Content Strategy	Vice President/Retail Marketing & Content Strategy	Mr. Slawter has served in various capacities within Delaware Investments
William Speacht	Vice President/Deputy Chief Compliance Officer since September 2016	Vice President/Deputy Chief Compliance Officer since September 2016	Mr. Speacht has served in various capacities within Delaware Investments
Frank Strenger	Vice President/High Yield Trader	Vice President/High Yield Trader	Mr. Strenger has served in various capacities within Delaware Investments
Molly Thompson	Vice President/Senior Product Manager, Specialty Products and Solutions	Vice President/Senior Product Manager, Specialty Products and Solutions	Ms. Thompson has served in various capacities within Delaware Investments
John C. Van Roden III	Vice President/Municipal Bond Trader/Head of Municipal Bond Trading	Vice President/Municipal Bond Trader/Head of Municipal Bond Trading	Mr. Roden has served in various capacities within Delaware Investments
Robert A. Vogel, Jr.	Vice President/Senior Portfolio Manager	Vice President/Senior Portfolio Manager	Mr. Vogel has served in various capacities within Delaware Investments
Nael H. Wahaidi	Vice President/Quantitative Analyst	Vice President/Quantitative Analyst	Mr. Wahaidi has served in various capacities within Delaware Investments
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Wang has served in various capacities within Delaware Investments
Jeffrey S. Wang	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Wang has served in various capacities within Delaware Investments
Kathryn R. Williams	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Delaware Investments
Wei Xiao	Vice President/Senior Equity Analyst	Vice President/Senior Equity Analyst	Mr. Xiao has served in various capacities within Delaware Investments

Item 32.	Principal Underwriters.

(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds and the Optimum Fund Trust.

(b)	Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President	None
Dominic Janssens	Executive Vice President/Chief Operations Officer	None
Stephen J. Busch	Senior Vice President	Senior Vice President
David F. Connor	Senior Vice President/General Counsel/Secretary	Senior Vice President/ General Counsel/Secretary
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Senior Vice President/Chief Compliance Officer
Kurt Phares	Senior Vice President	None
Richard Salus	Senior Vice President/Controller/Treasurer/Financial Operations Principal	Senior Vice President/Chief Financial Officer
Mary Ellen M. Carrozza	Vice President	Vice President/Client Services
Anthony G. Ciavarelli	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Cori E. Daggett	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Michael Dresnin	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Vice President	Vice President
Daniel V. Geatens	Vice President	Vice President
John L. Greico	Vice President	None
Robert T. Haenn	Vice President	None
Jerel A. Hopkins	Vice President/Associate General Counsel/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Rachel Jacobs	Vice President	None
Konstantine C. Mylonas	Vice President	None

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Richard D. Seidel	Vice President/Assistant Controller/Assistant Treasurer	None
Emilia P. Wang	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Stephen R. Shamut	Vice President	None
William Speacht	Vice President/Deputy Chief Compliance Officer	Vice President/Deputy Chief Compliance Officer
Kathryn R. Williams	Vice President/Assistant Secretary	Vice President/Associate General Counsel/Assistant Secretary
Antoinette C. Robbins	Anti-Money Laundering Officer	Anti-Money Laundering Officer

(c) Not applicable.

Item 33.	Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Service Company, Inc. and Delaware Distributors, L.P. (2005 Market Street, Philadelphia, PA 19103-7094); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (One Wall Street, New York, NY 10286-0001).

Item 34.	Management Services. None.

Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 13th day of January, 2017.

DELAWARE GROUP EQUITY FUNDS II

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	January 13, 2017
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Thomas L. Bennett	*	Chairman and Trustee	January 13, 2017
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	January 13, 2017
Ann D. Borowiec

Joseph W. Chow	*	Trustee	January 13, 2017
Joseph W. Chow

John A. Fry	*	Trustee	January 13, 2017
John A. Fry

Lucinda S. Landreth	*	Trustee	January 13, 2017
Lucinda S. Landreth

Frances A. Sevilla-Sacasa	*	Trustee	January 13, 2017
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	January 13, 2017
Thomas K. Whitford

Janet L. Yeomans	*	Trustee	January 13, 2017
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	January 13, 2017
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney previously filed)

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Exhibits
to
Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Equity Funds II N-1A)

Exhibit No.	Exhibit

EX-99.e.1.i	Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant

EX-99.i.3	Opinion and Consent of Counsel (January 2017) with respect to the Class T shares of Delaware Value Fund

EX-99.n.1.i	Updated Appendix A (November 30, 2016) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3